This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

HarborView Mortgage Pass-Through Certificates

Series 2005-8

Group 1 Preliminary Marketing Materials

$88,157,000 (Approximate)

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

Date Prepared: July 18, 2005

HarborView Mortgage Pass-Through Certificates, Series 2005-8

Mortgage Pass-Through Certificates, Series 2005-8

$88,157,000 (Approximate, Subject to +/- 10% Variance)

Group 1 Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal Amount (Approx) (1)	WAL (Yrs) Call/ Mat(2)	Pmt Window (Mths) Call/ Mat(2)	Interest Rate Type	Tranche Type	Expected Ratings S&P/Moody’s
1-A1A	$362,706,000			Floater (3)	Super Senior Floater	AAA/Aaa
1-A1B	$90,676,000			Floater (3)	Senior Mezz Floater	AAA/Aaa
1-A2A	$408,091,000			Floater (3)	Super Senior Floater	AAA/Aaa
1-A2B	$170,038,000	Nor Marketed Hereby		Floater (3)	Senior Mezz Floater	AAA/Aaa
1-A2C	$102,022,000			Floater (3)	Senior Mezz Floater	AAA/Aaa
1-X(4)	$1,250,450,261			Variable	Senior IO	AAA/Aaa
1-PO(5)	$100			N/A	Senior PO	AAA/Aaa
1-A-R	$100			Net WAC	Senior/Residual	AAA/Aaa
1-B1	$18,757,000	6.76/7.53	1-121/1-360	Floater (6)	Subordinate Floater	AA+/Aa1
1-B2	$16,256,000	6.76/7.53	1-121/1-360	Floater (6)	\ubordinate Floater	AA+/Aa2
1-B3	$10,004,000	6.76/7.53	1-121/1-360	Floater (6)	SubordinateFloater	AA+/Aa3
1-B4	$9,378,000	6.76/7.53	1-121/1-360	Floater (6)	Subordinate Floater	AA/A1
1-B5	$8,128,000	6.76/7.53	1-121/1-360	Floater (6)	Subordinate Floater	AA/A2
1-B6	$7,503,000	6.76/7.53	1-121/1-360	Floater (6)	Subordinate Floater	AA-/A3
1-B7	$6,877,000	6.76/7.53	1-121/1-360	Floater (6)	Subordinate Floater	A+/Baa1
1-B8	$5,627,000	6.76/7.53	1-121/1-360	Floater (6)	Subordinate Floater	A-/Baa2
1-B9	$5,627,000	6.76/7.53	1-121/1-360	Floater (6)	Subordinate Floater	BBB+/Baa3
1-B10	$14,380,000			Floater (6)	Subordinate Floater	BB/NR
1-B11	$8,128,000	Not Offered Herein		Floater (6)	Subordinate Floater	B/NR
1-B12	$6,252,061			Floater (6)	Subordinate Floater	NR/NR

Total $1,250,450,261

(1)

Distributions on the Class 1-A1A, Class 1-A1B and Class 1-A-R Certificates will be derived primarily from a pool of conforming balance adjustable rate mortgage loans (“Group 1-A1 Mortgage Loans”). Distributions on the Class 1-A2A, Class 1-A2B and Class 1-A2C Certificates, will be derived primarily from a pool of adjustable rate mortgage loans (“Group 1-A2 Mortgage Loans”). Distributions on the Class 1-X, Class 1-PO, Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4, Class 1-B5, Class 1-B6, Class 1-B7, Class 1-B8, Class 1-B9, Class 1- B10, Class 1-B11 and Class 1-B12 Certificates will be derived solely from the Group 1-A1 and Group 1-A2 Mortgage Loans (together, the “Group 1 Mortgage Loans”).

Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

 The WAL and Payment Window for the Class 1-A1A, Class 1-A1B, Class 1-A2A, Class 1-A2B, Class 1-A2C, Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4, Class 1-B5, Class 1-B6, Class 1-B7, Class 1-B8 and Class 1-B9 Certificates are shown to the first possible Optional Call Date and to maturity.

(3)

 On each Distribution Date the Certificate Interest Rate for the Class 1-A1A, Class 1-A1B, Class 1-A2A, Class 1-A2B and Class 1-A2C Certificates will be equal to the least of (i) LIBOR plus the related margin (in each case, which margin doubles after the first possible Optional Call Date) (ii) the related Net WAC Cap and (iii) 11.00%.

(4)

 The Class 1-X Certificates will have a notional balance equal to the aggregate certificate balance of the of the Group 1 Mortgage Loans on the first day of the month of such Distribution Date. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Group 1 Mortgage Loans over (ii) the product of (a) the sum of (x) interest accrued on the Group 1 Certificates (other than the Class 1-X Certificates) during the related accrual period and (y) the insurance premium accrued during the related accrual period and (b) 12, divided by the aggregate principal balance of the Group 1 Mortgage Loans.

(5)

 The Class 1-PO Certificates will consist of two principal only components each related to a specific group of Mortgage Loans. The Class 1- PO Certificates will have an initial principal balance equal to $100, which principal balance will be increased to the extent of any Net Deferred Interest from the Mortgage Loans allocated to the Class 1-X Certificates, as described herein. The Class 1-PO Certificates will not receive interest distributions.

(6)

 On each Distribution Date, the Certificate Interest Rate for the Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4, Class 1-B5, Class 1-B6, Class 1-B7, Class 1-B8 and Class 1-B9 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date), (ii) the related Net WAC Cap and (iii) the related Net Maximum Rate Cap.

Depositor:	Greenwich Capital Acceptance, Inc.
Underwriter:	Greenwich Capital Markets, Inc.
Insurance Policy Provider:	Ambac Assurance Corporation.
Servicers:	Countrywide Home Loans Servicing, LP.
Trustee:	U.S. Bank National Association.
Custodian:	The Bank of New York.
Rating Agencies:	S&P and/or Moody’s will rate the Offered Certificates. It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.
Cut-off Date:	July 1, 2005.
Expected Pricing Date:	July [19], 2005.
Closing Date:	On or about July 29, 2005.
Distribution Date:	The 19th day of each month (or if such day is not a business day, the next succeeding business day), commencing in August 2005.

Senior Certificates:

The “Senior Certificates” will consist of the Class 1-A1A, Class 1-A1B, Class 1-A2A, Class 1-A2B, Class 1-A2C, Class 1-PO, Class 1-A-R (collectively, the “Group 1 Class A Certificates”) and Class 1-X Certificates. The “Subordinate Certificates” will consist of the Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4, Class 1-B5, Class 1-B6, Class 1-B7, Class 1-B8, Class 1-B9, Class 1-B10, Class 1-B11, Class 1-B12, (collectively, the “Group 1 Subordinate Certificates”). The Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4, Class 1-B5, Class 1-B6, Class 1-B7, Class 1-B8, Class 1-B9 Certificates (collectively, the “Offered Certificates”) are being offered publicly.

Accrued Interest:	The price to be paid by investors for the Senior Certificates (other than the Class 1-PO and Class 1-A-R Certificates) Certificates will not include accrued interest (settling flat).
The price to be paid by investors for the Class 1-A-R and Class 1-X Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (28 days).
Interest Accrual Period:

The interest accrual period with respect to the Offered Certificates for a given Distribution Date will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis).

The interest accrual period for the Class 1-A-R, Class 1-X Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).
Registration:

The Offered Certificates will be made available in book-entry form through DTC. The Offered

Certificates will, upon request, be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that the Class A Certificates and Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes. The Class 1-A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Class A Certificates and Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4, Class 1-B5, Class 1-B6, Class 1-B7, Class 1-B8 and Class 1-B9 Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Class A, Class 1-B1, Class 1-B2, Class 1-B3, Class 1-B4, Class 1-B5, Class 1-B6, Class 1-B7, Class 1-B8 and Class 1-B9 Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws. The Class 1-A-R Certificate will not be ERISA eligible.

SMMEA Treatment:

The Senior Certificates, Class 1-B1, Class 1-B2 and Class 1-B3 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA. The Class 1-B4, Class 1-B5, Class 1-B6, Class1- B7, Class 1-B8 and Class 1-B9 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination

The terms of the transaction allow for an option to terminate the Offered Certificates, which may be exercised once the aggregate principal balance of the related Mortgage Loans is less than 10% of the aggregate principal balance of the related Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment Speed:	The Offered Certificates will be priced to a prepayment speed of 20% CPR.
Mortgage Loans

The “Group 1 Mortgage Loans” consist of adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $1,250,450,261. The “Group 1-A1 Mortgage Loans” consist of conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $500,145,394.  The “Group 1-A2 Mortgage Loans” consist of conforming and non conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $750,304,868.

It is anticipated that on the Closing Date, the characteristics of the Mortgage Loans as of the Cut- Off Date will be substantially similar to the characteristics of the Mortgage Loans as described and shown herein. The aggregate principal balance is expected to be subject to an increase or decrease of up to 10%.

Negative amortization on a Mortgage Loan will occur when the borrower elects to make the minimum monthly payment and such payment is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”). The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Credit Enhancement:

Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Group 1 Class A Certificates will consist of the subordination of the Class 1- B1, Class 1-B2, Class 1-B3, Class 1-B4, Class 1-B5, Class 1-B6, Class 1-B7, Class 1-B8, Class 1-B9, Class 1-B10, Class 1-B11 and Class 1-B12 Certificates, initially approximately [9.35]% total subordination.

Credit enhancement for the Class 1-B1 Certificates will consist of the subordination of the Class 1-B2, Class 1-B3, Class 1-B4, Class 1-B5, Class 1-B6, Class 1-B7, Class 1-B8, Class 1-B9, Class 1-B10, Class 1-B11 and Class 1-B12 Certificates, initially approximately [7.85]% total subordination.

Credit enhancement for the Class 1-B2 Certificates will consist of the subordination of the Class 1-B3, Class 1-B4, Class 1-B5, Class 1-B6, Class 1-B7, Class 1-B8, Class 1-B9, Class 1-B10, Class 1-B11 and Class 1-B12 Certificates, initially approximately [6.55]% total subordination.

Credit enhancement for the Class 1-B3 Certificates will consist of the subordination of the Class 1-B4, Class 1-B5, Class 1-B6, Class 1-B7, Class 1-B8, Class 1-B9, Class 1-B10, Class 1-B11 and Class 1-B12 Certificates, initially approximately [5.75]% total subordination.

Credit enhancement for the Class 1-B4 Certificates will consist of the subordination of the Class 1-B5, Class 1-B6, Class 1-B7, Class 1-B8, Class 1-B9, Class 1-B10, Class 1-B11 and Class 1-B12 Certificates, initially approximately [5.00]% total subordination.

Credit enhancement for the Class 1-B5 Certificates will consist of the subordination of the Class 1-B6, Class 1-B7, Class 1-B8, Class 1-B9, Class 1-B10, Class 1-B11 and Class 1-B12 Certificates, initially approximately [4.35]% total subordination.

Credit enhancement for the Class 1-B6 Certificates will consist of the subordination of the Class 1-B7, Class 1-B8, Class 1-B9, Class 1-B10, Class 1-B11 and Class 1-B12 Certificates, initially approximately [3.75]% total subordination.

Credit enhancement for the Class 1-B7 Certificates will consist of the subordination of the Class 1-B8, Class 1-B9, Class 1-B10, Class 1-B11 and Class 1-B12 Certificates, initially approximately [3.20]% total subordination.

Credit enhancement for the Class 1-B8 Certificates will consist of the subordination of the Class 1-B9, Class 1-B10, Class 1-B11 and Class 1-B12 Certificates, initially approximately [2.75]% total subordination.

Credit enhancement for the Class 1-B9 Certificates will consist of the subordination of the Class 1-B10, Class 1-B11 and Class 1-B12 Certificates, initially approximately [2.30]% total subordination.

and

for the Class 1-A1B and Class 1-A2C Certificates only, a monoline insurance policy (“The Policy”).

The Policy:

The policy is for the benefit of the Class 1-A1B and Class 1-A2C Certificates.  The policy will unconditionally and irrevocably guarantee payment of (i) the outstanding principal balance of the Class 1- A1B and Class 1-A2C Certificates on their final maturity date and (ii) accrued and unpaid interest calculated at the certificate rate due on the Class 1-A1B and Class 1-A2C Certificates, as applicable. The Class 1-A1B and Class 1-A2C certificate insurance policy will not provide credit enhancement for any class of certificates other than the Class 1-A1B and Class 1-A2C Certificates.

Shifting Interest:

Prior to the Distribution Date occurring in August 2015, the Subordinate Certificates for a loan group will be locked out from receipt of unscheduled principal from such loan group (unless the related Senior Certificates are paid down to zero or the credit enhancement percentage provided by the related Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive from the related loan group increasing portions of unscheduled principal.

The unscheduled principal payment percentages on the Subordinate Certificates for a loan group are as follows:

	Periods:	Unscheduled Principal Payments (%)
	August 2005 – July 2015	0% Pro Rata Share
	August 2015 – July 2016	30% Pro Rata Share
	August 2016 – July 2017	40% Pro Rata Share
	August 2017 – July 2018	60% Pro Rata Share
	August 2018 – July 2019	80% Pro Rata Share
	August 2019 and after	100% Pro Rata Share

However, if the credit enhancement percentage provided by the Subordinate Certificates related to a loan group has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in August 2008, the Subordinate Certificates of such loan group will be entitled to only 50% of their pro rata share of the related unscheduled principal payments or (ii) on or after the Distribution Date in August 2008, the Subordinate Certificates of a loan group will be entitled to 100% of their pro rata share of the related unscheduled principal payments.

Scheduled principal payments will be distributed pro rata to the related Senior and Subordinate

Certificates.

Any unscheduled principal not allocated to the related Subordinate Certificates will be allocated to the related Senior Certificates. In the event the current senior percentage related to the loan group (aggregate principal balance of the related Senior Certificates, divided by the aggregate principal balance of the related Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the related Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the related Mortgage Loans as of the Cut-off Date), the related Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans in the related group, regardless of any unscheduled principal payment percentages above.

Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled principal amounts and (ii) the excess, if any, of voluntary prepayments over DeferredInterest.

Allocation of Realized Losses:

Any realized losses on the Group 1 Mortgage Loans will be allocated as follows: first, to the Group 1 Subordinate Certificates in reverse order of their numerical Class designations, in each case until the related class principal balance has been reduced to zero; and second; to the Senior Certificates (other than the Class X Certificates) as follows:

1

Any remaining realized losses on the Group 1-A1 Mortgage Loans will be allocated to the to the Class 1-A-R, Class 1-A1A and Class 1-A1B Certificates and the Group 1-A1 component of the Class 1-PO on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that the Class 1-A1A Certificates’ pro rata allocation of realized losses will first be allocated to the Class 1-A1B Certificates , until the related class principal balance has been reduced to zero.

2.

Any remaining realized losses on the Group 1-A2 Mortgage Loans will be allocated to the to the Class 1-A2A, Class 1-A2B and Class 1-A2C Certificates and the Group 1-A2 component of the Class 1-PO on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that the Class 1-A2A, Class 1-A2B and Class 1-A2C Certificates’ pro rata allocation of realized losses will be allocated sequentially to the Class 1-A2C, Class 1-A2B and Class 1-A2A, in that order, until the related class principal balance has been reduced to zero.

Net Mortgage Rate:	The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate (0.375%), LPMI fee rate, if any, and the trustee fee rate.
Net WAC Cap:

The “Net WAC Cap” for the Class 1-A1A Certificates is equal to the weighted average of the Net Mortgage Rates of the Group 1-A1 Mortgage Loans, adjusted by the number of days in the related accrual period.

The “Net WAC Cap” for the Class 1-A1B Certificates is equal to (i) the weighted average of the Net Mortgage Rates of the Group 1-A1 Mortgage Loans, less (ii) the insurance premium rate, adjusted by the number of days in the related accrual period.

The “Net WAC Cap” for the Class 1-A2A and Class 1-A2B Certificates is equal to the weighted average of the Net Mortgage Rates of the Group 1-A2 Mortgage Loans, adjusted by the number of days in the related accrual period.

The “Net WAC Cap” for the Class 1-A2C Certificates is equal to (i) the weighted average of the Net Mortgage Rates of the Group 1-A2 Mortgage Loans less, (ii) the insurance premium rate, adjusted by the number of days in the related accrual period.

The “Net WAC Cap” for the Group 1 Subordinate Certificates is equal to the weighted average of the Net Mortgage Rates of the Group 1-A1 and Group 1-A2 Mortgage Loans, weighted based on the subordinated component, adjusted by the number of days in the related accrual period.

Net Maximum Rate:	The “Net Maximum Rate” with respect to each Mortgage Loan is equal to the maximum mortgage rate less the servicing fee rate (0.375%), LPMI fee rate, if any, and the trustee fee rate.
Net Maximum Rate Cap:

The “Net Maximum Rate Cap” for the Group 1 Subordinate Certificates is equal to the weighted average of the Net Maximum Rates of the Group 1-A1 and Group 1-A2 Mortgage Loans, weighted based on the subordinate component, adjusted for the related accrual period.

Carryover Shortfall Amount:

Each of the Offered Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the related Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the related Net WAC Cap) (together, the related “Carryover Shortfall Amount”). The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the Class 1-X Certificates (after the reduction due to Net Deferred Interest allocable to the Class 1-X Certificates,) and additionally in the case of the Class 1-A1A, Class 1- A1B, Class 1-A2A, Class 1-A2B and Class 1-A2C Certificates amounts available from the related Yield Maintenance Agreement, on such Distribution Date or future Distribution Dates.

Adjusted Cap Rate:

The “Adjusted Cap Rate” for the Class 1-A1A and Class 1-A1B Certificates and for any Distribution Date equals (x) the related Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 1-A1 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 1-A1 Mortgage Loans as of the first day of the month prior to such Distribution Date, adjusted for the related accrual period.

The “Adjusted Cap Rate” for the Class 1-A2A, Class 1-A2B and Class 1-A2C Certificates and for any Distribution Date equals (x) the related Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 1-A2 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 1-A2 Mortgage Loans as of the first day of the month prior to such Distribution Date, adjusted for the related accrual period

The “Adjusted Cap Rate” for the Group 1 Subordinate Certificates and for any Distribution Date equals (x) the related Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 1 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 1 Mortgage Loans as of the first day of the month prior to such Distribution Date, adjusted for the related accrual period

The “Adjusted Cap Rate” for the Class 1-X Certificates and any Distribution Date shall equal the Certificate Interest Rate for the Class 1-X Certificates, computed for this purposes by (i) reducing the weighted average Net Mortgage Rates of the related Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the related Mortgage Loans as of the first day of the month prior to such Distribution Date, and (ii) computing the weighted average of the pass-through rates of the certificates (other than the Class 1-X Certificates) by substituting “Adjusted Cap Rate” for “Net WAC Cap” in the definition of pass-through rate for each of the Certificates.

Net Deferred Interest:

The “Net Deferred Interest” for a Distribution Date and each Mortgage Loan Group is the excess, if any, of related Deferred Interest for the related due period and group over voluntary principal prepayments for the related prepayment period and group.

For any Distribution Date, Net Deferred Interest will be allocated among the related Certificates in an amount equal to the excess, if any, for each such related class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Rate Cap for such class and Distribution Date. The amount of current interest allocable to each Class of Certificates will be reduced by the amount of related Net Deferred Interest allocable to such Class of Certificates and such related Net Deferred Interest will be added to the principal balance of such Class of Certificates (or added to the principal balance of the components of the Class PO Certificates in the case of the Class X-1 Certificates).

Yield Maintenance Agreement:

On the Closing Date, the Trustee will enter into four “Yield Maintenance Agreements”, or “YMAs”, with a counterparty (the “Counterparty”) for the benefit of (i) the Class 1-A1A, (ii) Class 1-A1B, (iii) Class 1- A2A, Class 1-A2B and (iv) Class 1-A2C Certificates. The notional balance of each YMA for any Distribution Date is equal to the lesser of (i) the notional balance as set forth for such Distribution Date and (ii) the aggregate balance of the related Certificates on the day prior to such Distribution Date. The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. For each YMA, such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds 11.00%. The Yield Maintenance Agreements will terminate after the Distribution Date in February 2016. Any payments received from the related Yield Maintenance Agreement will be used to pay Carryover Shortfall Amounts on the Class 1-A1A, Class 1-A1B, Class 1- A2A, Class 1-A2B and Class 1-A2C Certificates, provided that payments will be allocated pro rata based on class principal balance, as applicable.

Certificates Priority of Distributions:

Available funds from the Group 1 Mortgage Loans will be distributed in the following order of priority:

1)

The related Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, provided, however, that any interest otherwise distributable with respect to the Class 1-X Certificates will be reduced to the extent necessary to pay any related Carryover Shortfall Amount below (after giving effect to any related Net Deferred Interest amount allocated to the Class 1-PO Certificates);

2)

**

a)

from the Group 1-A1 Mortgage Loans to the first to the Class 1-A-R, second pro rata to the Class 1-A1A and Class 1-A1B Certificates and third to the Group 1-A1 component of the Class PO Certificates, until the principal balance of such Class or component has been reduced to zero, up to the principal allocable for such classes;

b)

from the Group 1-A2 Mortgage Loans, first pro rata to the Class 1-A2A, Class 1-A2B and Class 1-A2C Certificates and second to the Group 1-A2 component of the Class PO Certificates, until the aggregate principal balance of such Classes or component has been reduced to zero, up to the principal allocable for such classes;

3)

to the Class 1-A1A, Class 1-A1B, Class 1-A2A, Class 1-A2B and Class 1-A2C on a pro rata basis to pay any related Carryover Shortfall Amount from amounts otherwise distributable with respect to the Class 1-X Certificates (after giving effect to any related Net Deferred Interest amount allocated to the Class 1-X Certificates);

4)

To the Insurer, any reimbursement amounts due for prior draws on the Policy;

5)

Class 1-B1 Certificates, accrued and unpaid interest at the Class 1-B1 Certificate Interest Rate;

6)

Class 1-B1 Certificates, principal allocable to such Class;

7)

Class 1-B2 Certificates, accrued and unpaid interest at the Class 1-B2 Certificate Interest Rate;

8)

Class 1-B2 Certificates, principal allocable to such Class;

9)

Class 1-B3 Certificates, accrued and unpaid interest at the Class 1-B3 Certificate Interest Rate;

10)

Class 1-B3 Certificates, principal allocable to such Class;

11)

Class 1-B4 Certificates, accrued and unpaid interest at the Class 1-B4 Certificate Interest Rate;

12)

Class 1-B4 Certificates, principal allocable to such Class;

13)

Class 1-B5 Certificates, accrued and unpaid interest at the Class 1-B5 Certificate Interest Rate;

14)

Class 1-B5 Certificates, principal allocable to such Class;

15)

Class 1-B6 Certificates, accrued and unpaid interest at the Class 1-B6 Certificate Interest Rate;

16)

Class 1-B6 Certificates, principal allocable to such Class;

17)

Class 1-B7 Certificates, accrued and unpaid interest at the Class 1-B7 Certificate Interest Rate;

18)

Class 1-B7 Certificates, principal allocable to such Class;

19)

Class 1-B8 Certificates, accrued and unpaid interest at the Class 1-B8 Certificate Interest Rate;

20)

Class 1-B8 Certificates, principal allocable to such Class;

21)

Class 1-B9 Certificates, accrued and unpaid interest at the Class 1-B9 Certificate Interest Rate;

22)

Class 1-B9 Certificates, principal allocable to such Class;

23)

Class 1-B10, Class 1-B11 and Class 1-B12 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

24)

to the Group 1 Subordinate Certificates, sequentially in numerical order, to pay any related Carryover Shortfall Amount from amounts otherwise distributable with respect to the Class 1-X Certificates (after giving effect to any Net Deferred Interest amount allocated to the Class 1-X Certificates)

* The accrued and unpaid interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any related Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.

** Under certain limited circumstances such as when (i) the aggregate principal balance of any of the Class A Certificates and the related principal only component have been reduced to zero or (ii) the aggregate principal balance of any of the Class A Certificates and the related principal only component are undercollateralized, principal and/or interest from such related mortgage loan Group in case (i) or principal and interest from the other mortgage loan Group in the case (ii) will be used to make payments on the unrelated Class A Certificates and principal only component, as described in the prospectus

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625- 6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.

GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Yield Tables (%)

Class 1-B1 To Optional Call Date

	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	12.64	9.00	6.76	4.67	3.49
MDUR (yr)	9.50	7.27	5.72	4.14	3.17
First Prin Pay	1	1	1	1	1
Last Prin Pay	219	159	121	79	56

Class 1-B1 Maturity
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	13.53	9.90	7.53	5.29	4.06
MDUR (yr)	9.87	7.72	6.16	4.56	3.60
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360
Class 1-B2 To Optional Call Date
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	12.64	9.00	6.76	4.67	3.49
MDUR (yr)	9.46	7.25	5.71	4.13	3.17
First Prin Pay	1	1	1	1	1
Last Prin Pay	219	159	121	79	56

Class 1-B2 Maturity
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	13.53	9.90	7.53	5.29	4.06
MDUR (yr)	9.83	7.70	6.15	4.55	3.60
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Yield Tables (%)

Class 1-B3 To Optional Call Date
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	12.64	9.00	6.76	4.67	3.49
MDUR (yr)	9.43	7.23	5.70	4.12	3.16
First Prin Pay	1	1	1	1	1
Last Prin Pay	219	159	121	79	56
Class 1-B3 Maturity
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	13.53	9.90	7.53	5.29	4.06
MDUR (yr)	9.80	7.68	6.13	4.55	3.59
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360
Class 1-B4 To Optional Call Date
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	12.64	9.00	6.76	4.67	3.49
MDUR (yr)	9.31	7.16	5.65	4.10	3.15
First Prin Pay	1	1	1	1	1
Last Prin Pay	219	159	121	79	56
Class 1-B4 Maturity
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	13.53	9.90	7.53	5.29	4.06
MDUR (yr)	9.66	7.59	6.08	4.51	3.57
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Yield Tables (%)

Class 1-B5 To Optional Call Date
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	12.64	9.00	6.76	4.67	3.49
MDUR (yr)	9.25	7.13	5.63	4.09	3.14
First Prin Pay	1	1	1	1	1
Last Prin Pay	219	159	121	79	56
Class 1-B5 Maturity
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	13.53	9.90	7.53	5.29	4.06
MDUR (yr)	9.59	7.55	6.05	4.50	3.56
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360
Class 1-B6 To Optional Call Date
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	12.64	9.00	6.76	4.67	3.49
MDUR (yr)	9.19	7.09	5.60	4.08	3.14
First Prin Pay	1	1	1	1	1
Last Prin Pay	219	159	121	79	56
Class 1-B6 Maturity
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	13.53	9.90	7.53	5.29	4.06
MDUR (yr)	9.52	7.51	6.02	4.48	3.55
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Yield Tables (%)

Class 1-B7 To Optional Call Date
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	12.64	9.00	6.76	4.67	3.49
MDUR (yr)	8.89	6.91	5.49	4.02	3.10
First Prin Pay	1	1	1	1	1
Last Prin Pay	219	159	121	79	56
Class 1-B7 Maturity
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	13.53	9.90	7.53	5.29	4.06
MDUR (yr)	9.20	7.31	5.89	4.41	3.50
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360
Class 1-B8 To Optional Call Date
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	12.64	9.00	6.76	4.67	3.49
MDUR (yr)	8.81	6.86	5.46	4.00	3.09
First Prin Pay	1	1	1	1	1
Last Prin Pay	219	159	121	79	56
Class 1-B8 Maturity
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	13.53	9.90	7.53	5.29	4.06
MDUR (yr)	9.11	7.25	5.85	4.39	3.49
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Yield Tables (%)

Class 1-B9 To Optional Call Date
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr) MDUR (yr) First Prin Pay Last Prin Pay	12.64 8.72 1 219	9.00 6.80 1 159	6.76 5.41 1 121	4.67 3.97 1 79	3.49 3.06 1 56
Class 1-B9 Maturity
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr) MDUR (yr) First Prin Pay Last Prin Pay	13.53 9.00 1 360	9.90 7.16 1 360	7.53 5.78 1 360	5.29 4.33 1 360	4.06 3.45 1 360

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

19

Aggregate Group 1 Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$1,250,450,261	$26,250	$3,000,000
Average Scheduled Principal Balance	$355,545
Number of Mortgage Loans	3,517
Weighted Average Gross Coupon	2.815%	1.000%	7.375%
Weighted Average FICO Score	706	494	843
Weighted Average Original LTV	76.19%	7.00%	95.00%
Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	360 months	356 months	360 months
Weighted Average Seasoning	0 months	0 months	4 months
Weighted Average Gross Margin	2.997%	1.400%	5.075%
Weighted Average Minimum Interest Rate	2.997%	1.400%	5.075%
Weighted Average Maximum Interest Rate	9.953%	9.945%	12.700%
Weighted Average Months to Roll	1 months	1 months	4 months
Weighted Average Neg Am Limit	115%	110	115
Weighted Average Payment Cap	7.500%	7.500	7.500
Weighted Average Recast	60 months	60 months	60 months
Maturity Date		Mar 1 2035	Aug 1 2035
Maximum Zip Code Concentration	0.91%	95476
ARM	100.00%	Purchase	45.46%
		Cash Out Refinance	35.98%
Negam MTA	100.00%	Rate/Term Refinance	18.55%
Not Interest Only	100.00%	Single Family	58.52%
		PUD	23.01%
Prepay Penalty: 36 months	50.43%	Condominium	11.34%
Prepay Penalty: 12 months	49.41%	Two-Four Family	7.13%
Prepay Penalty: 60 months	0.10%
Prepay Penalty: 30 months	0.07%	Primary	77.99%
		Investor	16.30%
First Lien	100.00%	Second Home	5.70%
Reduced Documentation	66.89%	Top 5 States:
Full Documentation	14.84%	California	61.18%
SISA	12.75%	Florida	14.47%
Alternative Documentation	5.30%	Nevada	6.33%
No Income / No Asset	0.22%	Arizona	2.50%
		Colorado	1.60%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 -50,000.00	11	430,439.23	0.03%	2.469	360	76.77	697
50,000.01 - 100,000.00	108	8,875,277.30	0.71%	3.639	359	72.98	718
100,000.01 - 150,000.00	315	40,389,280.94	3.23%	3.066	360	77.08	703
150,000.01 - 200,000.00	402	71,181,433.46	5.69%	3.072	360	76.02	706
200,000.01 - 250,000.00	461	104,078,962.48	8.32%	3.169	360	78.03	699
250,000.01 - 300,000.00	449	123,454,411.12	9.87%	3.267	359	78.14	701
300,000.01 - 350,000.00	323	104,845,329.08	8.38%	3.304	359	78.22	702
350,000.01 - 400,000.00	373	140,604,672.89	11.24%	3.132	360	78.48	703
400,000.01 - 450,000.00	223	94,819,960.97	7.58%	2.698	360	77.25	705
450,000.01 - 500,000.00	211	100,213,919.26	8.01%	2.843	360	76.82	709
500,000.01 - 550,000.00	155	81,229,536.57	6.50%	2.584	360	77.23	710
550,000.01 - 600,000.00	102	58,264,606.93	4.66%	2.775	360	78.56	707
600,000.01 - 650,000.00	131	83,051,750.97	6.64%	2.492	360	74.93	703
650,000.01 - 700,000.00	53	36,063,494.43	2.88%	2.376	360	74.55	715
700,000.01 - 750,000.00	37	26,796,588.38	2.14%	1.948	360	75.45	706
750,000.01 - 800,000.00	28	21,757,222.14	1.74%	2.242	360	72.00	714
800,000.01 - 850,000.00	22	18,261,562.75	1.46%	2.379	360	71.84	718
850,000.01 - 900,000.00	17	14,939,913.95	1.19%	2.585	360	69.94	709
900,000.01 - 950,000.00	12	11,094,920.98	0.89%	2.541	360	71.87	707
950,000.01 - 1,000,000.00	30	29,518,492.20	2.36%	1.892	360	72.14	722
1,000,000.01+	54	80,578,485.24	6.44%	1.891	360	67.14	717
Total	3,517	1,250,450,261.27	100.00%	2.815	360	76.19	706
Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	1,777	677,609,151.72	54.19%	1.066	360	74.25	707
1.500 - 1.999	76	25,339,440.81	2.03%	1.750	360	76.13	708
2.000 - 2.499	157	63,595,647.90	5.09%	2.032	360	78.64	710
2.500 - 2.999	64	18,967,323.27	1.52%	2.723	360	86.54	687
3.000 - 3.499	66	17,108,495.28	1.37%	3.101	360	93.30	714
3.500 - 3.999	18	4,646,949.25	0.37%	3.509	360	89.72	668
4.000 - 4.499	18	8,978,923.38	0.72%	4.129	359	70.43	734
4.500 - 4.999	53	23,102,185.24	1.85%	4.672	359	74.77	739
5.000 - 5.499	279	91,758,437.33	7.34%	5.290	359	74.01	706
5.500 - 5.999	650	217,104,917.57	17.36%	5.666	359	77.12	701
6.000 - 6.499	259	74,068,544.39	5.92%	6.098	359	81.08	702
6.500 - 6.999	81	23,000,749.37	1.84%	6.695	359	87.06	696
7.000 - 7.499	19	5,169,495.76	0.41%	7.174	359	92.22	709
Total	3,517	1,250,450,261.27	100.00%	2.815	360	76.19	706

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
400-499	1	276,000.00	0.02%	1.000	360	80.00	494
575-599	3	722,218.37	0.06%	5.662	358	75.41	589
600-624	70	21,230,187.97	1.70%	2.791	360	73.69	618
625-649	362	117,848,058.74	9.42%	2.931	360	75.70	639
650-674	628	219,851,238.52	17.58%	2.846	360	76.03	663
675-699	667	236,601,928.62	18.92%	2.850	360	77.54	687
700-724	557	198,713,432.21	15.89%	2.956	360	77.73	711
725-749	480	188,695,676.86	15.09%	2.754	360	75.19	737
750-774	436	156,586,748.50	12.52%	2.560	360	75.90	762
775-799	243	88,120,041.49	7.05%	2.650	360	74.65	786
800+	51	16,557,194.48	1.32%	3.231	359	70.15	807
None	19	5,247,535.51	0.42%	3.066	360	74.97	0
Total	3,517	1,250,450,261.27	100.00%	2.815	360	76.19	706
Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	115	33,424,213.32	2.67%	2.438	360	38.69	714
50.00- 54.99	67	26,125,575.66	2.09%	2.405	360	52.35	714
55.00- 59.99	65	23,699,467.10	1.90%	2.505	360	57.28	715
60.00- 64.99	102	48,948,965.18	3.91%	2.504	360	62.54	697
65.00- 69.99	181	74,659,010.48	5.97%	2.560	360	67.41	709
70.00- 74.99	345	152,023,466.68	12.16%	2.607	360	72.13	705
75.00- 79.99	673	253,415,840.46	20.27%	2.598	360	76.82	705
80.00	1,407	482,080,169.28	38.55%	2.593	360	80.00	710
80.01- 84.99	25	6,785,850.51	0.54%	4.452	359	83.62	679
85.00- 89.99	117	35,981,285.75	2.88%	4.490	359	88.41	682
90.00- 94.99	285	76,215,796.16	6.10%	4.552	359	90.46	697
95.00- 99.99	135	37,090,620.69	2.97%	4.288	359	95.00	716
Total	3,517	1,250,450,261.27	100.00%	2.815	360	76.19	706
Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
360	3,517	1,250,450,261.27	100.00%	2.815	360	76.19	706
Total	3,517	1,250,450,261.27	100.00%	2.815	360	76.19	706

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	3,517	1,250,450,261.27	100.00%	2.815	360	76.19	706
Total	3,517	1,250,450,261.27	100.00%	2.815	360	76.19	706
				Weighted	Weighted Average
		Current	Pct by	Average	Stated	Weighted	Weighted
Debt Ratio	# of Loans	Principal Balance	Curr Prin Bal	Gross Coupon	Remaining Term	Average Orig LTV	Average FICO
0.01 -20.00	183	51,309,215.18	4.10%	2.705	360	72.16	716
20.01 -25.00	213	72,905,709.14	5.83%	2.472	360	73.64	718
25.01 -30.00	328	109,585,679.82	8.76%	2.867	360	74.75	711
30.01 -35.00	536	186,317,073.88	14.90%	2.853	360	76.88	703
35.01 -40.00	782	286,365,103.24	22.90%	2.962	360	76.32	706
40.01 -45.00	699	260,461,793.51	20.83%	2.720	360	76.39	705
45.01 -50.00	446	159,058,814.99	12.72%	2.684	360	77.86	703
50.01 -55.00	280	99,793,670.08	7.98%	3.076	360	77.29	704
55.01 -60.00	16	9,204,129.16	0.74%	2.230	360	74.33	730
None	34	15,449,072.27	1.24%	2.869	360	74.82	695
Total	3,517	1,250,450,261.27	100.00%	2.815	360	76.19	706
FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	3,517	1,250,450,261.27	100.00%	2.815	360	76.19	706
Total	3,517	1,250,450,261.27	100.00%	2.815	360	76.19	706
					Weighted
	# of	Current Principal	Pct by Curr	Weighted Average Gross	Average Stated Remaining	Weighted Average	Weighted Average
Product	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
Negam MTA	3,517	1,250,450,261.27	100.00%	2.815	360	76.19	706
Total	3,517	1,250,450,261.27	100.00%	2.815	360	76.19	706
				Weighted	Weighted Average
Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Average Gross Coupon	Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Negam MTA	3,517	1,250,450,261.27	100.00%	2.815	360	76.19	706
Total	3,517	1,250,450,261.27	100.00%	2.815	360	76.19	706

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: 12 months	1,660	617,791,639.75	49.41%	2.948	360	75.77	711
Prepay Penalty: 30 months	2	821,828.68	0.07%	5.697	358	90.00	734
Prepay Penalty: 36 months	1,850	630,581,443.06	50.43%	2.678	360	76.60	702
Prepay Penalty: 60 months	5	1,255,349.78	0.10%	4.476	359	71.03	668
Total	3,517	1,250,450,261.27	100.00%	2.815	360	76.19	706
					Weighted
Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
First Lien	3,517	1,250,450,261.27	100.00%	2.815	360	76.19	706
Total	3,517	1,250,450,261.27	100.00%	2.815	360	76.19	706
					Weighted
				Weighted	Average
Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Average Gross Coupon	Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alternative Documentation	241	66,238,965.28	5.30%	2.611	360	77.36	705
Full Documentation	573	185,621,282.84	14.84%	3.282	359	78.81	698
No Income / No Asset	8	2,702,922.04	0.22%	5.045	359	78.70	725
Reduced Documentation	2,202	836,393,981.39	66.89%	2.706	360	75.85	708
SISA	493	159,493,109.72	12.75%	2.889	360	74.42	709
Total	3,517	1,250,450,261.27	100.00%	2.815	360	76.19	706
				Weighted	Weighted Average
		Current	Pct by	Average	Stated	Weighted	Weighted
Loan Purpose	# of Loans	Principal Balance	Curr Prin Bal	Gross Coupon	Remaining Term	Average Orig LTV	Average FICO
Cash Out Refinance	1,278	449,958,170.37	35.98%	2.745	360	72.55	698
Purchase	1,539	568,508,164.10	45.46%	2.671	360	79.34	716
Rate/Term Refinance	700	231,983,926.80	18.55%	3.303	359	75.54	698
Total	3,517	1,250,450,261.27	100.00%	2.815	360	76.19	706

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Condominium	498	141,842,855.04	11.34%	2.759	360	79.08	713
PUD	782	287,732,671.46	23.01%	2.920	360	77.18	710
Single Family	1,998	731,720,396.56	58.52%	2.789	360	75.45	703
Two-Four Family	239	89,154,338.21	7.13%	2.778	360	74.49	708
Total	3,517	1,250,450,261.27	100.00%	2.815	360	76.19	706
					Weighted
Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Investor	744	203,870,826.74	16.30%	3.061	360	75.54	713
Primary	2,546	975,245,594.30	77.99%	2.780	360	76.22	704
Second Home	227	71,333,840.23	5.70%	2.590	360	77.70	722
Total	3,517	1,250,450,261.27	100.00%	2.815	360	76.19	706

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alabama	8	1,342,776.21	0.11%	3.162	359	66.32	761
Arizona	130	31,243,308.92	2.50%	3.627	359	78.57	714
Arkansas	1	566,646.42	0.05%	5.375	359	75.53	637
California	1,760	764,972,737.34	61.18%	2.841	360	74.76	706
Colorado	81	19,972,060.70	1.60%	3.029	360	81.64	701
Connecticut	21	6,924,438.74	0.55%	3.430	359	72.58	686
Delaware	4	828,047.93	0.07%	3.584	359	81.36	702
District of Columbia	2	959,920.00	0.08%	1.375	360	80.00	716
Florida	632	180,905,036.66	14.47%	2.563	360	78.22	708
Georgia	25	4,640,694.61	0.37%	3.923	359	87.97	687
Hawaii	27	15,437,989.41	1.23%	2.332	360	73.03	734
Idaho	40	7,329,947.37	0.59%	3.796	359	77.85	709
Illinois	10	2,029,898.22	0.16%	2.258	360	85.02	670
Indiana	7	1,401,199.01	0.11%	1.823	360	75.72	764
Kansas	4	1,553,400.00	0.12%	1.110	360	77.51	738
Kentucky	2	289,650.17	0.02%	2.230	359	82.19	687
Louisiana	11	2,729,103.00	0.22%	2.531	360	77.34	668
Maryland	38	11,851,371.23	0.95%	2.354	360	76.46	706
Massachusetts	40	13,343,651.95	1.07%	2.830	360	78.96	703
Michigan	72	15,701,128.30	1.26%	2.748	360	80.05	696
Minnesota	12	4,137,497.59	0.33%	2.329	360	76.43	699
Mississippi	1	458,903.79	0.04%	5.000	359	80.00	679
Missouri	1	190,000.00	0.02%	1.000	360	74.51	711
Montana	2	416,773.91	0.03%	3.194	360	80.00	737
Nevada	286	79,172,991.94	6.33%	3.072	360	79.46	703
New Hampshire	1	144,654.45	0.01%	5.625	359	74.36	642
New Jersey	14	5,396,944.04	0.43%	1.614	360	78.99	691
New York	7	2,493,875.00	0.20%	1.000	360	71.94	689
North Carolina	13	6,617,371.58	0.53%	1.822	360	73.04	718
Ohio	30	5,108,180.51	0.41%	2.768	360	78.72	698
Oklahoma	6	704,562.17	0.06%	4.049	359	84.69	720
Oregon	20	4,447,935.23	0.36%	3.139	359	79.10	724
Pennsylvania	31	6,931,579.93	0.55%	2.763	360	81.31	708
Rhode Island	6	1,585,345.91	0.13%	3.731	359	80.48	686
South Carolina	7	3,519,600.00	0.28%	1.084	360	77.13	730
South Dakota	2	249,750.00	0.02%	2.449	360	90.00	712
Tennessee	7	2,534,045.60	0.20%	4.017	359	79.97	694
Texas	24	5,422,810.15	0.43%	2.895	359	81.02	689
Utah	38	10,642,431.86	0.85%	2.654	360	77.61	716
Virginia	11	4,539,944.16	0.36%	2.367	360	75.39	710
Washington	72	18,584,544.10	1.49%	2.755	360	79.44	712
Wisconsin	11	3,127,513.16	0.25%	3.049	360	77.04	701
Total	3,517	1,250,450,261.27	100.00%	2.815	360	76.19	706

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	9	5,035,028.94	0.40%	3.568	359	73.72	723
1.500 - 1.999	40	21,202,145.22	1.70%	2.527	359	70.08	743
2.000 - 2.499	198	92,595,359.44	7.40%	2.038	360	73.12	725
2.500 - 2.999	1,432	541,255,553.74	43.28%	2.623	360	74.18	708
3.000 - 3.499	1,391	457,240,678.15	36.57%	2.936	360	77.27	702
3.500 - 3.999	306	94,423,034.13	7.55%	3.276	359	81.15	692
4.000 - 4.499	113	30,784,073.91	2.46%	4.872	359	90.28	702
4.500 - 4.999	27	7,630,887.74	0.61%	4.906	359	91.87	697
5.000 - 5.499	1	283,500.00	0.02%	3.500	360	88.59	623
Total	3,517	1,250,450,261.27	100.00%	2.815	360	76.19	706
				Weighted	Weighted Average
		Current	Pct by	Average	Stated	Weighted	Weighted
Minimum Interest Rate	# of Loans	Principal Balance	Curr Prin Bal	Gross Coupon	Remaining Term	Average Orig LTV	Average FICO
1.000 - 1.499	9	5,035,028.94	0.40%	3.568	359	73.72	723
1.500 - 1.999	40	21,202,145.22	1.70%	2.527	359	70.08	743
2.000 - 2.499	198	92,595,359.44	7.40%	2.038	360	73.12	725
2.500 - 2.999	1,432	541,255,553.74	43.28%	2.623	360	74.18	708
3.000 - 3.499	1,391	457,240,678.15	36.57%	2.936	360	77.27	702
3.500 - 3.999	306	94,423,034.13	7.55%	3.276	359	81.15	692
4.000 - 4.499	113	30,784,073.91	2.46%	4.872	359	90.28	702
4.500 - 4.999	27	7,630,887.74	0.61%	4.906	359	91.87	697
5.000 - 5.499	1	283,500.00	0.02%	3.500	360	88.59	623
Total	3,517	1,250,450,261.27	100.00%	2.815	360	76.19	706
					Weighted
	# of	Current Principal	Pct by Curr	Weighted Average Gross	Average Stated Remaining	Weighted Average	Weighted Average
Maximum Interest Rate	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
9.500 - 9.999	3,502	1,246,738,932.12	99.70%	2.815	360	76.18	706
10.000 -10.499	10	2,111,502.02	0.17%	2.416	360	79.19	733
10.500 -10.999	3	1,063,633.84	0.09%	2.891	359	78.96	647
11.500 -11.999	1	252,202.76	0.02%	5.875	358	90.00	677
12.500 -12.999	1	283,990.53	0.02%	2.750	359	84.42	699
Total	3,517	1,250,450,261.27	100.00%	2.815	360	76.19	706

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
110	8	3,313,167.92	0.26%	2.082	360	72.70	712
115	3,509	1,247,137,093.35	99.74%	2.817	360	76.20	706
Total	3,517	1,250,450,261.27	100.00%	2.815	360	76.19	706

Conforming Group 1-A1 Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$500,145,394	$26,250	$673,500
Average Scheduled Principal Balance	$231,549
Number of Mortgage Loans	2,160
Weighted Average Gross Coupon	3.184%	1.000%	7.375%
Weighted Average FICO Score	704	620	843
Weighted Average Original LTV	77.56%	15.91%	95.00%
Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	360 months	356 months	360 months
Weighted Average Seasoning	0 months	0 months	4 months
Weighted Average Gross Margin	3.133%	1.400%	5.075%
Weighted Average Minimum Interest Rate	3.133%	1.400%	5.075%
Weighted Average Maximum Interest Rate	9.954%	9.945%	12.700%
Weighted Average Months to Roll	1 months	1 months	4 months
Weighted Average Neg Am Limit	115%	110	115
Weighted Average Payment Cap	7.500%	7.500	7.500
Weighted Average Recast	60 months	60 months	60 months
Maturity Date		Mar 1 2035	Aug 1 2035
Maximum Zip Code Concentration	0.62%	89148
ARM	100.00%	Cash Out Refinance	37.03%
		Purchase	42.30%
Negam MTA	100.00%	Rate/Term Refinance	20.67%
Not Interest Only	100.00%	Condominium	14.82%
		PUD	21.35%
Prepay Penalty: 12 months	48.34%	Single Family	51.72%
Prepay Penalty: 36 months	51.66%	Two-Four Family	12.11%
First Lien	100.00%	Investor	26.41%
		Primary	66.70%
Alternative Documentation	6.98%	Second Home	6.89%
Full Documentation	16.08%
No Income / No Asset	0.21%	Top 5 States:
Reduced Documentation	60.11%	California	43.39%
SISA	16.62%	Florida	18.80%
		Nevada	10.53%
		Arizona	4.36%
		Colorado	2.76%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 -50,000.00	11	430,439.23	0.09%	2.469	360	76.77	697
50,000.01 - 100,000.00	106	8,706,210.33	1.74%	3.641	359	73.16	720
100,000.01 - 150,000.00	309	39,587,705.36	7.92%	3.041	360	77.32	705
150,000.01 - 200,000.00	388	68,632,283.95	13.72%	3.053	360	76.34	707
200,000.01 - 250,000.00	453	102,333,756.45	20.46%	3.155	360	78.03	700
250,000.01 - 300,000.00	437	120,097,233.11	24.01%	3.262	359	78.19	703
300,000.01 - 350,000.00	320	103,846,326.93	20.76%	3.281	359	78.22	702
350,000.01 - 400,000.00	80	29,024,154.19	5.80%	3.349	359	77.59	702
400,000.01 - 450,000.00	20	8,535,416.22	1.71%	2.907	360	76.67	705
450,000.01 - 500,000.00	12	5,703,217.72	1.14%	4.017	359	74.11	711
500,000.01 - 550,000.00	14	7,261,521.79	1.45%	1.932	360	75.61	717
550,000.01 - 600,000.00	7	4,016,128.40	0.80%	3.234	360	75.70	721
600,000.01 - 650,000.00	2	1,297,500.00	0.26%	1.188	360	70.29	675
650,000.01 - 700,000.00	1	673,500.00	0.13%	1.000	360	75.00	772
Total	2,160	500,145,393.68	100.00%	3.184	360	77.56	704
					Weighted
	# of	Current Principal	Pct by Curr	Weighted Average Gross	Average Stated Remaining	Weighted Average	Weighted Average
Current Gross Rate	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
1.000 - 1.499	982	229,185,168.91	45.82%	1.105	360	74.15	707
1.500 - 1.999	51	11,798,671.47	2.36%	1.750	359	75.98	709
2.000 - 2.499	114	24,345,314.90	4.87%	2.035	360	88.70	700
2.500 - 2.999	53	12,263,302.97	2.45%	2.737	360	89.36	696
3.000 - 3.499	58	13,811,366.28	2.76%	3.097	360	93.11	712
3.500 - 3.999	15	3,313,949.25	0.66%	3.513	360	89.80	676
4.000 - 4.499	8	1,932,717.43	0.39%	4.143	359	76.02	692
4.500 - 4.999	23	5,497,236.38	1.10%	4.726	359	76.14	731
5.000 - 5.499	183	41,430,465.75	8.28%	5.290	359	72.55	699
5.500 - 5.999	397	91,648,213.34	18.32%	5.679	359	77.99	696
6.000 - 6.499	202	47,618,961.26	9.52%	6.083	359	80.40	708
6.500 - 6.999	60	14,137,422.54	2.83%	6.702	359	86.66	703
7.000 - 7.499	14	3,162,603.20	0.63%	7.149	359	91.85	703
Total	2,160	500,145,393.68	100.00%	3.184	360	77.56	704

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
600-624	30	6,886,438.43	1.38%	2.569	360	76.09	622
625-649	253	59,275,766.47	11.85%	3.464	359	76.38	638
650-674	382	87,324,972.52	17.46%	3.194	360	76.65	663
675-699	417	97,568,973.58	19.51%	3.296	359	78.33	686
700-724	349	81,980,591.59	16.39%	3.261	360	79.54	711
725-749	282	67,211,606.89	13.44%	2.997	360	78.41	735
750-774	258	58,348,738.90	11.67%	3.022	360	77.11	762
775-799	155	34,263,031.32	6.85%	2.877	360	75.43	785
800+	34	7,285,273.98	1.46%	3.417	359	72.72	807
Total	2,160	500,145,393.68	100.00%	3.184	360	77.56	704
				Weighted	Weighted Average
		Current	Pct by	Average	Stated	Weighted	Weighted
Original LTV	# of Loans	Principal Balance	Curr Prin Bal	Gross Coupon	Remaining Term	Average Orig LTV	Average FICO
0.01- 49.99	85	16,103,879.17	3.22%	2.851	359	39.71	705
50.00- 54.99	46	10,681,946.71	2.14%	2.450	360	52.35	713
55.00- 59.99	42	10,129,669.96	2.03%	3.077	359	57.50	703
60.00- 64.99	55	13,600,300.59	2.72%	3.159	359	62.68	698
65.00- 69.99	105	25,138,797.64	5.03%	2.673	360	67.43	699
70.00- 74.99	178	45,128,809.34	9.02%	3.054	360	72.37	696
75.00- 79.99	378	86,656,709.23	17.33%	2.892	360	77.21	701
80.00	837	193,211,050.75	38.63%	2.895	360	80.00	710
80.01- 84.99	19	4,376,174.20	0.87%	4.311	359	83.77	681
85.00- 89.99	83	20,562,388.90	4.11%	4.469	359	88.55	685
90.00- 94.99	226	49,793,320.60	9.96%	4.364	359	90.58	698
95.00- 99.99	106	24,762,346.59	4.95%	4.158	359	95.00	713
Total	2,160	500,145,393.68	100.00%	3.184	360	77.56	704
					Weighted
				Weighted	Average
Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Average Gross Coupon	Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
360	2,160	500,145,393.68	100.00%	3.184	360	77.56	704
Total	2,160	500,145,393.68	100.00%	3.184	360	77.56	704

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	2,160	500,145,393.68	100.00%	3.184	360	77.56	704
Total	2,160	500,145,393.68	100.00%	3.184	360	77.56	704
				Weighted	Weighted Average
		Current	Pct by	Average	Stated	Weighted	Weighted
Debt Ratio	# of Loans	Principal Balance	Curr Prin Bal	Gross Coupon	Remaining Term	Average Orig LTV	Average FICO
0.01 -20.00	138	27,480,705.44	5.49%	2.845	360	73.92	719
20.01 -25.00	142	29,484,614.75	5.90%	2.949	360	74.52	716
25.01 -30.00	229	50,122,905.97	10.02%	3.220	359	75.45	709
30.01 -35.00	335	77,819,025.41	15.56%	3.168	359	77.90	703
35.01 -40.00	470	115,670,863.28	23.13%	3.203	359	78.18	699
40.01 -45.00	393	94,854,968.29	18.97%	3.146	360	78.06	701
45.01 -50.00	266	60,833,532.29	12.16%	3.323	359	79.32	701
50.01 -55.00	162	37,652,948.55	7.53%	3.327	360	78.61	703
55.01 -60.00	8	2,073,001.98	0.41%	2.925	360	82.88	725
None	17	4,152,827.72	0.83%	4.047	359	75.95	703
Total	2,160	500,145,393.68	100.00%	3.184	360	77.56	704
FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	2,160	500,145,393.68	100.00%	3.184	360	77.56	704
Total	2,160	500,145,393.68	100.00%	3.184	360	77.56	704
					Weighted
	# of	Current Principal	Pct by Curr	Weighted Average Gross	Average Stated Remaining	Weighted Average	Weighted Average
Product	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
Negam MTA	2,160	500,145,393.68	100.00%	3.184	360	77.56	704
Total	2,160	500,145,393.68	100.00%	3.184	360	77.56	704
				Weighted	Weighted Average
Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Average Gross Coupon	Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Negam MTA	2,160	500,145,393.68	100.00%	3.184	360	77.56	704
Total	2,160	500,145,393.68	100.00%	3.184	360	77.56	704

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: 12 months	1,018	241,782,723.41	48.34%	3.690	359	77.49	708
Prepay Penalty: 36 months	1,142	258,362,670.27	51.66%	2.709	360	77.63	700
Total	2,160	500,145,393.68	100.00%	3.184	360	77.56	704
				Weighted	Weighted Average
Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Average Gross Coupon	Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
First Lien	2,160	500,145,393.68	100.00%	3.184	360	77.56	704
Total	2,160	500,145,393.68	100.00%	3.184	360	77.56	704
Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alternative Documentation	178	34,907,700.58	6.98%	3.007	360	77.94	703
Full Documentation	378	80,414,146.46	16.08%	3.536	359	79.84	696
No Income / No Asset	4	1,025,401.83	0.21%	5.664	359	71.97	753
Reduced Documentation	1,256	300,660,582.08	60.11%	3.116	360	77.27	705
SISA	344	83,137,562.73	16.62%	3.129	360	76.32	705
Total	2,160	500,145,393.68	100.00%	3.184	360	77.56	704

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	787	185,227,120.58	37.03%	2.956	360	73.36	696
Purchase	924	211,536,946.36	42.30%	3.244	360	81.76	715
Rate/Term Refinance	449	103,381,326.74	20.67%	3.467	359	76.50	695
Total	2,160	500,145,393.68	100.00%	3.184	360	77.56	704
					Weighted
	# of	Current Principal	Pct by Curr	Weighted Average Gross	Average Stated Remaining	Weighted Average	Weighted Average
Property Type	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
Condominium	364	74,112,570.03	14.82%	3.004	360	79.57	709
PUD	456	106,770,953.06	21.35%	3.215	360	79.34	707
Single Family	1,141	258,695,294.47	51.72%	3.190	359	76.67	700
Two-Four Family	199	60,566,576.12	12.11%	3.319	359	75.79	706
Total	2,160	500,145,393.68	100.00%	3.184	360	77.56	704
				Weighted	Weighted Average
Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Average Gross Coupon	Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Investor	608	132,090,748.40	26.41%	3.505	359	76.27	714
Primary	1,390	333,613,480.41	66.70%	3.079	360	77.74	698
Second Home	162	34,441,164.87	6.89%	2.962	360	80.76	722
Total	2,160	500,145,393.68	100.00%	3.184	360	77.56	704

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alabama	6	419,086.90	0.08%	3.180	360	79.93	708
Arizona	111	21,826,487.02	4.36%	3.796	359	78.56	712
California	778	216,993,272.23	43.39%	3.318	359	74.30	701
Colorado	68	13,784,851.80	2.76%	3.834	359	83.03	702
Connecticut	15	3,402,038.38	0.68%	4.150	359	77.74	674
Delaware	4	828,047.93	0.17%	3.584	359	81.36	702
District of Columbia	1	231,920.00	0.05%	1.375	360	80.00	712
Florida	471	94,003,240.37	18.80%	2.886	360	80.25	707
Georgia	22	3,305,839.97	0.66%	3.566	359	86.62	695
Hawaii	16	5,863,344.10	1.17%	2.183	360	75.16	725
Idaho	37	5,896,933.84	1.18%	3.398	360	80.31	713
Illinois	10	2,029,898.22	0.41%	2.258	360	85.02	670
Indiana	6	1,029,199.01	0.21%	2.120	360	74.18	761
Kansas	2	475,400.00	0.10%	1.359	360	84.39	720
Kentucky	2	289,650.17	0.06%	2.230	359	82.19	687
Louisiana	8	1,242,960.90	0.25%	2.952	360	77.78	673
Maryland	22	4,734,500.83	0.95%	2.284	360	75.19	700
Massachusetts	34	9,105,151.95	1.82%	3.633	359	81.40	698
Michigan	61	10,717,746.59	2.14%	2.983	360	82.22	699
Minnesota	8	1,731,575.62	0.35%	1.853	360	76.62	708
Missouri	1	190,000.00	0.04%	1.000	360	74.51	711
Montana	2	416,773.91	0.08%	3.194	360	80.00	737
Nevada	230	52,649,804.38	10.53%	3.236	359	79.55	703
New Hampshire	1	144,654.45	0.03%	5.625	359	74.36	642
New Jersey	11	3,250,444.04	0.65%	1.706	360	76.91	699
New York	5	1,653,875.00	0.33%	1.000	360	71.20	690
North Carolina	5	967,298.34	0.19%	2.953	360	72.14	695
Ohio	28	4,229,180.51	0.85%	3.135	360	82.97	686
Oklahoma	6	704,562.17	0.14%	4.049	359	84.69	720
Oregon	18	3,079,935.23	0.62%	4.039	359	78.70	714
Pennsylvania	29	5,637,286.20	1.13%	2.613	360	81.62	717
Rhode Island	6	1,585,345.91	0.32%	3.731	359	80.48	686
South Carolina	4	991,600.00	0.20%	1.000	360	71.38	677
South Dakota	2	249,750.00	0.05%	2.449	360	90.00	712
Tennessee	5	809,265.67	0.16%	2.258	360	86.76	703
Texas	19	2,886,238.11	0.58%	3.487	359	83.74	715
Utah	32	6,002,831.61	1.20%	2.781	360	81.45	712
Virginia	6	1,632,762.45	0.33%	2.243	360	72.62	706
Washington	59	12,930,126.71	2.59%	2.843	360	81.12	714
Wisconsin	9	2,222,513.16	0.44%	3.820	359	78.90	699
Total	2,160	500,145,393.68	100.00%	3.184	360	77.56	704

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	4	1,129,467.52	0.23%	3.057	359	76.65	684
1.500 - 1.999	12	2,424,800.40	0.48%	2.807	359	69.78	739
2.000 - 2.499	82	20,533,974.95	4.11%	2.313	360	72.41	718
2.500 - 2.999	797	183,958,051.77	36.78%	2.933	360	74.32	702
3.000 - 3.499	930	214,510,484.61	42.89%	3.240	359	78.23	704
3.500 - 3.999	223	51,290,659.61	10.26%	3.402	359	81.98	701
4.000 - 4.499	89	20,551,804.56	4.11%	4.825	359	90.70	705
4.500 - 4.999	22	5,462,650.26	1.09%	4.598	359	92.00	697
5.000 - 5.499	1	283,500.00	0.06%	3.500	360	88.59	623
Total	2,160	500,145,393.68	100.00%	3.184	360	77.56	704
				Weighted	Weighted Average
		Current	Pct by	Average	Stated	Weighted	Weighted
Minimum Interest Rate	# of Loans	Principal Balance	Curr Prin Bal	Gross Coupon	Remaining Term	Average Orig LTV	Average FICO
1.000 - 1.499	4	1,129,467.52	0.23%	3.057	359	76.65	684
1.500 - 1.999	12	2,424,800.40	0.48%	2.807	359	69.78	739
2.000 - 2.499	82	20,533,974.95	4.11%	2.313	360	72.41	718
2.500 - 2.999	797	183,958,051.77	36.78%	2.933	360	74.32	702
3.000 - 3.499	930	214,510,484.61	42.89%	3.240	359	78.23	704
3.500 - 3.999	223	51,290,659.61	10.26%	3.402	359	81.98	701
4.000 - 4.499	89	20,551,804.56	4.11%	4.825	359	90.70	705
4.500 - 4.999	22	5,462,650.26	1.09%	4.598	359	92.00	697
5.000 - 5.499	1	283,500.00	0.06%	3.500	360	88.59	623
Total	2,160	500,145,393.68	100.00%	3.184	360	77.56	704
					Weighted
	# of	Current Principal	Pct by Curr	Weighted Average Gross	Average Stated Remaining	Weighted Average	Weighted Average
Maximum Interest Rate	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
9.500 - 9.999	2,149	498,057,698.37	99.58%	3.184	360	77.55	704
10.000 -10.499	9	1,551,502.02	0.31%	2.792	360	78.90	718
11.500 -11.999	1	252,202.76	0.05%	5.875	358	90.00	677
12.500 -12.999	1	283,990.53	0.06%	2.750	359	84.42	699
Total	2,160	500,145,393.68	100.00%	3.184	360	77.56	704

Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
110	5	1,653,875.00	0.33%	1.000	360	71.20	690
115	2,155	498,491,518.68	99.67%	3.191	359	77.58	704
Total	2,160	500,145,393.68	100.00%	3.184	360	77.56	704

Non-Conforming Group 1-A2 Statistical Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$750,304,868	$76,200	$3,000,000
Average Scheduled Principal Balance	$552,914
Number of Mortgage Loans	1,357
Weighted Average Gross Coupon	2.569%	1.000%	7.375%
Weighted Average FICO Score	708	494	816
Weighted Average Original LTV	75.28%	7.00%	95.00%
Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	360 months	356 months	360 months
Weighted Average Seasoning	0 months	0 months	4 months
Weighted Average Gross Margin	2.906%	1.400%	4.825%
Weighted Average Minimum Interest Rate	2.906%	1.400%	4.825%
Weighted Average Maximum Interest Rate	9.952%	9.950%	10.950%
Weighted Average Months to Roll	1 months	1 months	4 months
Weighted Average Neg Am Limit	115%	110	115
Weighted Average Payment Cap	7.500%	7.500	7.500
Weighted Average Recast	60 months	60 months	60 months
Maturity Date		Mar 1 2035	Aug 1 2035
Maximum Zip Code Concentration	1.41%	95476
ARM	100.00%	Cash Out Refinance	35.28%
		Purchase	47.58%
Negam MTA	100.00%	Rate/Term Refinance	17.14%
Not Interest Only	100.00%	Condominium	9.03%
		PUD	24.12%
Prepay Penalty: 12 months	50.11%	Single Family	63.04%
Prepay Penalty: 30 months	0.11%	Two-Four Family	3.81%
Prepay Penalty: 36 months	49.61%
Prepay Penalty: 60 months	0.17%	Investor	9.57%
		Primary	85.52%
First Lien	100.00%	Second Home	4.92%
Alternative Documentation	4.18%	Top 5 States:
Full Documentation	14.02%	California	73.03%
No Income / No Asset	0.22%	Florida	11.58%
Reduced Documentation	71.40%	Nevada	3.53%
SISA	10.18%	Hawaii	1.28%
		Arizona	1.26%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
50,000.01 - 100,000.00	2	169,066.97	0.02%	3.572	358	63.57	607
100,000.01 - 150,000.00	6	801,575.58	0.11%	4.259	359	65.34	612
150,000.01 - 200,000.00	14	2,549,149.51	0.34%	3.588	359	67.63	629
200,000.01 - 250,000.00	8	1,745,206.03	0.23%	4.030	359	77.93	621
250,000.01 - 300,000.00	12	3,357,178.01	0.45%	3.435	359	76.35	607
300,000.01 - 350,000.00	3	999,002.15	0.13%	5.617	359	78.27	578
350,000.01 - 400,000.00	293	111,580,518.70	14.87%	3.076	360	78.71	703
400,000.01 - 450,000.00	203	86,284,544.75	11.50%	2.677	360	77.30	705
450,000.01 - 500,000.00	199	94,510,701.54	12.60%	2.772	360	76.99	709
500,000.01 - 550,000.00	141	73,968,014.78	9.86%	2.648	360	77.38	709
550,000.01 - 600,000.00	95	54,248,478.53	7.23%	2.741	360	78.77	706
600,000.01 - 650,000.00	129	81,754,250.97	10.90%	2.513	360	75.00	704
650,000.01 - 700,000.00	52	35,389,994.43	4.72%	2.403	360	74.54	714
700,000.01 - 750,000.00	37	26,796,588.38	3.57%	1.948	360	75.45	706
750,000.01 - 800,000.00	28	21,757,222.14	2.90%	2.242	360	72.00	714
800,000.01 - 850,000.00	22	18,261,562.75	2.43%	2.379	360	71.84	718
850,000.01 - 900,000.00	17	14,939,913.95	1.99%	2.585	360	69.94	709
900,000.01 - 950,000.00	12	11,094,920.98	1.48%	2.541	360	71.87	707
950,000.01 - 1,000,000.00	30	29,518,492.20	3.93%	1.892	360	72.14	722
1,000,000.01+	54	80,578,485.24	10.74%	1.891	360	67.14	717
Total	1,357	750,304,867.59	100.00%	2.569	360	75.28	708
				Weighted	Weighted Average
		Current	Pct by	Average	Stated	Weighted	Weighted
Current Gross Rate	# of Loans	Principal Balance	Curr Prin Bal	Gross Coupon	Remaining Term	Average Orig LTV	Average FICO
1.000 - 1.499	795	448,423,982.81	59.77%	1.045	360	74.30	708
1.500 - 1.999	25	13,540,769.34	1.80%	1.750	360	76.27	706
2.000 - 2.499	43	39,250,333.00	5.23%	2.030	360	72.40	716
2.500 - 2.999	11	6,704,020.30	0.89%	2.697	360	81.39	670
3.000 - 3.499	8	3,297,129.00	0.44%	3.114	360	94.06	721
3.500 - 3.999	3	1,333,000.00	0.18%	3.500	360	89.50	650
4.000 - 4.499	10	7,046,205.95	0.94%	4.125	359	68.89	746
4.500 - 4.999	30	17,604,948.86	2.35%	4.655	359	74.35	742
5.000 - 5.499	96	50,327,971.58	6.71%	5.290	359	75.22	711
5.500 - 5.999	253	125,456,704.23	16.72%	5.657	359	76.49	705
6.000 - 6.499	57	26,449,583.13	3.53%	6.125	359	82.31	692
6.500 - 6.999	21	8,863,326.83	1.18%	6.683	359	87.70	685
7.000 - 7.499	5	2,006,892.56	0.27%	7.212	359	92.81	717
Total	1,357	750,304,867.59	100.00%	2.569	360	75.28	708

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
400-499	1	276,000.00	0.04%	1.000	360	80.00	494
575-599	3	722,218.37	0.10%	5.662	358	75.41	589
600-624	40	14,343,749.54	1.91%	2.897	360	72.53	617
625-649	109	58,572,292.27	7.81%	2.392	360	75.01	640
650-674	246	132,526,266.00	17.66%	2.617	360	75.63	663
675-699	250	139,032,955.04	18.53%	2.538	360	76.99	687
700-724	208	116,732,840.62	15.56%	2.741	360	76.46	712
725-749	198	121,484,069.97	16.19%	2.619	360	73.40	737
750-774	178	98,238,009.60	13.09%	2.285	360	75.18	761
775-799	88	53,857,010.17	7.18%	2.505	360	74.15	786
800+	17	9,271,920.50	1.24%	3.084	359	68.13	806
None	19	5,247,535.51	0.70%	3.066	360	74.97	0
Total	1,357	750,304,867.59	100.00%	2.569	360	75.28	708
Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01- 49.99	30	17,320,334.15	2.31%	2.054	360	37.73	722
50.00- 54.99	21	15,443,628.95	2.06%	2.374	360	52.35	714
55.00- 59.99	23	13,569,797.14	1.81%	2.078	360	57.11	724
60.00- 64.99	47	35,348,664.59	4.71%	2.251	360	62.48	697
65.00- 69.99	76	49,520,212.84	6.60%	2.503	360	67.40	714
70.00- 74.99	167	106,894,657.34	14.25%	2.418	360	72.03	709
75.00- 79.99	295	166,759,131.23	22.23%	2.445	360	76.61	706
80.00	570	288,869,118.53	38.50%	2.392	360	80.00	709
80.01- 84.99	6	2,409,676.31	0.32%	4.709	359	83.34	675
85.00- 89.99	34	15,418,896.85	2.06%	4.517	359	88.22	678
90.00- 94.99	59	26,422,475.56	3.52%	4.907	359	90.22	695
95.00- 99.99	29	12,328,274.10	1.64%	4.549	359	95.00	723
Total	1,357	750,304,867.59	100.00%	2.569	360	75.28	708
Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
360	1,357	750,304,867.59	100.00%	2.569	360	75.28	708
Total	1,357	750,304,867.59	100.00%	2.569	360	75.28	708

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	1,357	750,304,867.59	100.00%	2.569	360	75.28	708
Total	1,357	750,304,867.59	100.00%	2.569	360	75.28	708
				Weighted	Weighted Average
		Current	Pct by	Average	Stated	Weighted	Weighted
Debt Ratio	# of Loans	Principal Balance	Curr Prin Bal	Gross Coupon	Remaining Term	Average Orig LTV	Average FICO
0.01 -20.00	45	23,828,509.74	3.18%	2.543	360	70.14	712
20.01 -25.00	71	43,421,094.39	5.79%	2.149	360	73.04	719
25.01 -30.00	99	59,462,773.85	7.93%	2.568	360	74.16	713
30.01 -35.00	201	108,498,048.47	14.46%	2.627	360	76.14	704
35.01 -40.00	312	170,694,239.96	22.75%	2.799	360	75.05	711
40.01 -45.00	306	165,606,825.22	22.07%	2.476	360	75.44	707
45.01 -50.00	180	98,225,282.70	13.09%	2.288	360	76.96	704
50.01 -55.00	118	62,140,721.53	8.28%	2.924	360	76.48	704
55.01 -60.00	8	7,131,127.18	0.95%	2.028	360	71.84	732
None	17	11,296,244.55	1.51%	2.436	360	74.40	691
Total	1,357	750,304,867.59	100.00%	2.569	360	75.28	708
FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	1,357	750,304,867.59	100.00%	2.569	360	75.28	708
Total	1,357	750,304,867.59	100.00%	2.569	360	75.28	708
					Weighted
	# of	Current Principal	Pct by Curr	Weighted Average Gross	Average Stated Remaining	Weighted Average	Weighted Average
Product	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
Negam MTA	1,357	750,304,867.59	100.00%	2.569	360	75.28	708
Total	1,357	750,304,867.59	100.00%	2.569	360	75.28	708
				Weighted	Weighted Average
Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Average Gross Coupon	Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Negam MTA	1,357	750,304,867.59	100.00%	2.569	360	75.28	708
Total	1,357	750,304,867.59	100.00%	2.569	360	75.28	708

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: 12 months	642	376,008,916.34	50.11%	2.470	360	74.67	712
Prepay Penalty: 30 months	2	821,828.68	0.11%	5.697	358	90.00	734
Prepay Penalty: 36 months	708	372,218,772.79	49.61%	2.657	360	75.88	704
Prepay Penalty: 60 months	5	1,255,349.78	0.17%	4.476	359	71.03	668
Total	1,357	750,304,867.59	100.00%	2.569	360	75.28	708
					Weighted
Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
First Lien	1,357	750,304,867.59	100.00%	2.569	360	75.28	708
Total	1,357	750,304,867.59	100.00%	2.569	360	75.28	708
					Weighted
				Weighted	Average
Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Average Gross Coupon	Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alternative Documentation	63	31,331,264.70	4.18%	2.171	360	76.72	707
Full Documentation	195	105,207,136.38	14.02%	3.088	360	78.02	700
No Income / No Asset	4	1,677,520.21	0.22%	4.666	359	82.81	708
Reduced Documentation	946	535,733,399.31	71.40%	2.476	360	75.05	709
SISA	149	76,355,546.99	10.18%	2.627	360	72.35	713
Total	1,357	750,304,867.59	100.00%	2.569	360	75.28	708
				Weighted	Weighted Average
		Current	Pct by	Average	Stated	Weighted	Weighted
Loan Purpose	# of Loans	Principal Balance	Curr Prin Bal	Gross Coupon	Remaining Term	Average Orig LTV	Average FICO
Cash Out Refinance	491	264,731,049.79	35.28%	2.598	360	71.99	700
Purchase	615	356,971,217.74	47.58%	2.332	360	77.91	717
Rate/Term Refinance	251	128,602,600.06	17.14%	3.171	359	74.76	701
Total	1,357	750,304,867.59	100.00%	2.569	360	75.28	708

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Condominium	134	67,730,285.01	9.03%	2.491	360	78.54	718
PUD	326	180,961,718.40	24.12%	2.747	360	75.91	712
Single Family	857	473,025,102.09	63.04%	2.569	360	74.79	705
Two-Four Family	40	28,587,762.09	3.81%	1.631	360	71.75	710
Total	1,357	750,304,867.59	100.00%	2.569	360	75.28	708
					Weighted
Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Investor	136	71,780,078.34	9.57%	2.243	360	74.21	713
Primary	1,156	641,632,113.89	85.52%	2.625	360	75.43	707
Second Home	65	36,892,675.36	4.92%	2.242	360	74.84	722
Total	1,357	750,304,867.59	100.00%	2.569	360	75.28	708

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alabama	2	923,689.31	0.12%	3.153	359	60.15	784
Arizona	19	9,416,821.90	1.26%	3.236	359	78.59	717
Arkansas	1	566,646.42	0.08%	5.375	359	75.53	637
California	982	547,979,465.11	73.03%	2.652	360	74.94	708
Colorado	13	6,187,208.90	0.82%	1.236	360	78.55	699
Connecticut	6	3,522,400.36	0.47%	2.736	360	67.60	698
District of Columbia	1	728,000.00	0.10%	1.375	360	80.00	717
Florida	161	86,901,796.29	11.58%	2.213	360	76.03	709
Georgia	3	1,334,854.64	0.18%	4.807	359	91.29	665
Hawaii	11	9,574,645.31	1.28%	2.424	360	71.73	739
Idaho	3	1,433,013.53	0.19%	5.431	359	67.71	693
Indiana	1	372,000.00	0.05%	1.000	360	80.00	774
Kansas	2	1,078,000.00	0.14%	1.000	360	74.48	745
Louisiana	3	1,486,142.10	0.20%	2.178	360	76.97	663
Maryland	16	7,116,870.40	0.95%	2.400	360	77.30	711
Massachusetts	6	4,238,500.00	0.56%	1.105	360	73.72	713
Michigan	11	4,983,381.71	0.66%	2.241	360	75.40	689
Minnesota	4	2,405,921.97	0.32%	2.672	360	76.30	693
Mississippi	1	458,903.79	0.06%	5.000	359	80.00	679
Nevada	56	26,523,187.56	3.53%	2.744	360	79.29	705
New Jersey	3	2,146,500.00	0.29%	1.476	360	82.14	678
New York	2	840,000.00	0.11%	1.000	360	73.39	686
North Carolina	8	5,650,073.24	0.75%	1.628	360	73.19	723
Ohio	2	879,000.00	0.12%	1.000	360	58.25	759
Oregon	2	1,368,000.00	0.18%	1.112	360	80.00	747
Pennsylvania	2	1,294,293.73	0.17%	3.414	359	80.00	665
South Carolina	3	2,528,000.00	0.34%	1.117	360	79.38	751
Tennessee	2	1,724,779.93	0.23%	4.843	359	76.78	690
Texas	5	2,536,572.04	0.34%	2.222	360	77.91	660
Utah	6	4,639,600.25	0.62%	2.490	360	72.63	720
Virginia	5	2,907,181.71	0.39%	2.437	360	76.95	713
Washington	13	5,654,417.39	0.75%	2.555	360	75.59	706
Wisconsin	2	905,000.00	0.12%	1.155	360	72.46	705
Total	1,357	750,304,867.59	100.00%	2.569	360	75.28	708

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	5	3,905,561.42	0.52%	3.716	359	72.88	734
1.500 - 1.999	28	18,777,344.82	2.50%	2.491	359	70.12	743
2.000 - 2.499	116	72,061,384.49	9.60%	1.959	360	73.32	727
2.500 - 2.999	635	357,297,501.97	47.62%	2.463	360	74.10	710
3.000 - 3.499	461	242,730,193.54	32.35%	2.667	360	76.43	701
3.500 - 3.999	83	43,132,374.52	5.75%	3.126	360	80.16	680
4.000 - 4.499	24	10,232,269.35	1.36%	4.966	359	89.41	695
4.500 - 4.999	5	2,168,237.48	0.29%	5.680	359	91.54	697
Total	1,357	750,304,867.59	100.00%	2.569	360	75.28	708
Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	5	3,905,561.42	0.52%	3.716	359	72.88	734
1.500 - 1.999	28	18,777,344.82	2.50%	2.491	359	70.12	743
2.000 - 2.499	116	72,061,384.49	9.60%	1.959	360	73.32	727
2.500 - 2.999	635	357,297,501.97	47.62%	2.463	360	74.10	710
3.000 - 3.499	461	242,730,193.54	32.35%	2.667	360	76.43	701
3.500 - 3.999	83	43,132,374.52	5.75%	3.126	360	80.16	680
4.000 - 4.499	24	10,232,269.35	1.36%	4.966	359	89.41	695
4.500 - 4.999	5	2,168,237.48	0.29%	5.680	359	91.54	697
Total	1,357	750,304,867.59	100.00%	2.569	360	75.28	708
Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
9.500 - 9.999	1,353	748,681,233.75	99.78%	2.570	360	75.27	708
10.000 -10.499	1	560,000.00	0.07%	1.375	360	80.00	774
10.500 -10.999	3	1,063,633.84	0.14%	2.891	359	78.96	647
Total	1,357	750,304,867.59	100.00%	2.569	360	75.28	708
					Weighted
				Weighted	Average
Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Average Gross Coupon	Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
110	3	1,659,292.92	0.22%	3.160	360	74.19	734
115	1,354	748,645,574.67	99.78%	2.568	360	75.28	708
Total	1,357	750,304,867.59	100.00%	2.569	360	75.28	708

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

HarborView Mortgage Pass-Through Certificates

Series 2005-8

Group 2 Preliminary Marketing Materials

$84,877,000 (Approximate)

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates.  Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

Date Prepared: July 18, 2005

HarborView Mortgage Pass-Through Certificates, Series 2005-8

Mortgage Pass-Through Certificates, Series 2005-8

$84,877,000 (Approximate, Subject to +/- 10% Variance)

Group 1 Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal Amount (Approx) (1)	WAL (Yrs) Call/ Mat(2)	Pmt Window (Mths) Call/ Mat(2)	Interest Rate Type	Tranche Type	Expected Ratings S&P/Moody’s
2-A1A	$350,000,000			Floater (3)	Super Senior Floater	AAA/Aaa
2-A1B	$150,000,000			Floater (3)	Senior Mezz Floater	AAA/Aaa
2-A2A	$210,000,000			Floater (3)	Super Senior Floater	AAA/Aaa
2-A2B	$90,000,000			Floater (3)	Senior Mezz Floater	AAA/Aaa
2-A2	$165,774,000			Floater (3)	Senior Floater	AAA/Aaa
2-A3	$200,000,000			Floater (3)	Senior Floater	AAA/Aaa
2-XA1(4)	$500,000,150	Nor Marketed Hereby		Variable	Senior IO	AAA/Aaa
2-XA2(5)	$665,774,050			Variable	Senior IO	AAA/Aaa
2-XB(6)	$120,242,907			Variable	Senior IO	AAA/Aa2
2-PO1(7)	$50			N/A	Senior PO	AAA/Aaa
2-PO2(7)	$50			N/A	Senior PO	AAA/Aaa
2-POB(7)	$50			N/A	Senior PO	AAA/Aaa
2-A-R	$100			Net WAC	Senior Residual	AAA/Aaa
2-B1	$36,009,000	6.86/7.63	1-122/1-360	Floater (8)	Subordinate Floater	AA+/Aa2
2-B2	$28,292,000	6.86/7.63	1-122/1-360	Floater (8)	Subordinate Floater	AA/A2
2-B3	$20,576,000	6.86/7.63	1-122/1-360	Floater (8)	Subordinate Floater	A-/Baa2
2-B4	$5,787,000	6.86/7.63	1-122/1-360	Floater	Subordinate Floater	A-/Baa3
2-B5	$14,789,000			Floater	Subordinate Floater	BB/NR
2-B6	$8,359,000	Not Marketed Hereby		Floater	Subordinate Floater	B/NR
2-B7	$6,430,907			Floater	Subordinate Floater	NR/NR

Total $1,286,017,108

(1)

Distributions on the Class 2-A1A, Class 2-A1B and Class 2-A-R Certificates will be derived primarily from a pool of conforming balance adjustable rate mortgage loans (“Group 2-A1 Mortgage Loans”). Distributions on the Class 2-A2A, Class 2-A2B, Class 2-A2  and Class 2-A3 Certificates, will be derived primarily from a pool of adjustable rate mortgage loans (“Group 2-A2 Mortgage Loans”). Distributions on the Class 2-XA1, Class 2-XA2, Class 2-XB, Class 2-PO1, Class 2-PO2, Class 2-POB, Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4, Class 2-B, Class 2- B6 and  Class 2-B7 Certificates will be derived solely from the Group 2-A1 and Group 2-A2 Mortgage Loans (together, the “Group 2 Mortgage Loans”).

Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

 The WAL and Payment Window for the Class 2-B1, Class 2-B2, Class 2-B32 and Class 2-B4 Certificates are shown to the first possible Optional Call Date and to maturity.

(3)

On each Distribution Date the Certificate Interest Rate for the Class 2-A1A, Class 2-A1B, Class 2-A2A, Class 2-A2B, Class 2-A2 and Class 2- A3 Certificates will be equal to the least of (i) MTA plus the related margin, (ii) the related Net WAC Cap and (iii) the related Net Maximum Rate Cap.

(4)

The Class 2-XA1 Certificates will have a notional balance equal to the aggregate principal balance of the Class 2-A1A and Class 2-A1B Certificates immediately preceding such Distribution Date. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Group 2-A1 Mortgage Loans over (ii) the product of (a) the sum of (x) interest accrued on the Class 2-A1A and Class 2-A1B Certificates during the related accrual period and (y) the insurance premium accrued during the related accrual period and (b) 12, divided by the aggregate principal balance of the Class 2- A1A and Class 2-A1B Certificates.

(5)

The Class 2-XA2 Certificates will have a notional balance equal to the aggregate principal balance of the Class 2-A2A, Class 2-A2B, Class 2-A2 and Class 2-A3 Certificates immediately preceding such Distribution Date. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Group 2-A2 Mortgage Loans over (ii) the product of (a) the sum of (x) interest accrued on the Class 2-A2A, Class 2A2B, Class 2-A2 and Class 2-A3 Certificates during the related accrual period and (y) the insurance premium accrued during the related accrual period and (b) 12, divided by the aggregate principal balance of the Class 2-A2, Class 2-A2A, Class 2-A2B and Class 2-A3 Mortgage Loans.

(6)

The Class 2-XB Certificates will have a notional balance equal to the aggregate principal balance of the Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4, Class 2-B5, Class 2-B6 and Class 2-B7 Certificates immediately preceding such Distribution Date. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Group 2 Mortgage Loans weighted based on subordinate component over (ii) the product of (a) the interest accrued on the Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4, Class 2-B5, Class 2-B6 and Class 2-B7 Certificates during the related accrual period and (b) 12, divided by the aggregate principal balance of the Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4, Class 2-B5, Class 2-B6 and Class 2-B7 Certificates.

(7)

The Class 2-PO1 and, Class 2-PO2 Certificates will each be related to a specific group of Mortgage Loans. The Class 2-POB Certificates will consist of two principal only components each related to a specific group of Mortgage Loans The Class 2-PO1, Class 2-PO2 and Class 2-POB Certificates will each have an initial principal balance equal to $50, which principal balance will be increased to the extent of any Net Deferred Interest from the Mortgage Loans allocated to the Class 2-XA1, Class 2-XA2 and Class 2-XB Certificates, as described herein. The Class 2-PO1, Class 2-PO2 and Class 2-POB Certificates will not receive interest distributions.

(8)

On each Distribution Date, the Certificate Interest Rate for the Class 2-B1, Class 2-B2, Class 2-B3 and Class 2-B4 Certificates will be equal to the lesser of (i) MTA plus the related margin, (ii) the Net WAC Cap and (iii) the related Net Maximum Rate Cap.

Depositor:	Greenwich Capital Acceptance, Inc.
Underwriter:	Greenwich Capital Markets, Inc.
Insurance Policy Provider:	Ambac Assurance Corporation.
Servicers:	Countrywide Home Loans Servicing, LP.
Trustee:	U.S. Bank National Association.
Custodian:	The Bank of New York.
Rating Agencies:	S&P and/or Moody’s will rate the Offered Certificates. It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.
Cut-off Date:	July 1, 2005.
Expected Pricing Date:	July [15], 2005.
Closing Date:	On or about July 29, 2005.
Distribution Date:	The 19th day of each month (or if such day is not a business day, the next succeeding business day), commencing in August 2005.

Senior Certificates:

The “Senior Certificates” will consist of the Class 2-A1A, Class 2-A1B, Class 2-A2A, Class 2-A2B, Class 2-A2, Class 2-A3, Class 2-PO1, Class 2-PO2, Class 2-POB (collectively, the “Group 2 Class A Certificates”) and Class 2-XA1, Class 2-XA2, Class 2-XB and Class 2-A-R  Certificates. The “Subordinate Certificates” will consist of the Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4, Class 2-B5, Class 2-B6 and Class 2-B7 (collectively, the “Group 2 Subordinate Certificates”). The Class 2-B1, Class 2-B2, Class 2-B3 and Class 2-B4 Certificates are being offered publicly (collectively, the “Offered Certificates”).

Accrued Interest:	The price to be paid by investors for the Class 1-A-R and Class 1-X Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (28 days).
Interest Accrual Period:

The interest accrual period for the Class 2-A-R, Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4 and Group 2 Class A Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC. The Offered

Certificates will, upon request, be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

It is anticipated that the Class A Certificates and Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes. The Class 2-A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Class 2-B1, Class 2-B2, Class 2-B3 and Class 2-B4 Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Class 2-B1, Class 2-B2, Class 2-B3 and Class 2-B4 Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws. The Class 2-A-R Certificate will not be ERISA eligible.

SMMEA Treatment:

The Senior Certificates and Class 2-B1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA. The Class 2-B2, Class 2-B3 and Class 2-B4 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination

The terms of the transaction allow for an option to terminate the Offered Certificates, which may be exercised once the aggregate principal balance of the related Mortgage Loans is less than 10% of the aggregate principal balance of the related Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment Speed:	The Offered Certificates will be priced to a prepayment speed of 20% CPR.
Mortgage Loans

The “Group 2 Statistical Mortgage Loans” consist of adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $1,155,098,637. On the Closing Date the aggregate principal balance of the group 2 mortgage loans is expected to be approximately $1,286,017,106 (the “Group 2 Mortgage Loans”). The “Group 2-A1 Statistical Mortgage Loans” consist of conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $420,653,510. On the Closing Date the aggregate principal balance of the group 2-A1 mortgage loans is expected to be approximately $551,571,980 (the “Group 2-A1 Mortgage Loans”). The “Group 2-A2 Mortgage Loans” consist of conforming and non conforming balance adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $734,445,127.

It is anticipated that on the Closing Date, the characteristics of the Mortgage Loans as of the Cut- Off Date will be substantially similar to the characteristics of the Mortgage Loans as described and shown herein. The aggregate principal balance is expected to be subject to an increase or decrease of up to 10%.

Negative amortization on a Mortgage Loan will occur when the borrower elects to make the minimum monthly payment and such payment is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”). The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Credit Enhancement:

Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Group 2 Class A Certificates will consist of the subordination of the Class 2-B1, Class 2-B2, Class 2-B3, Class 2-B4, Class 2-B5, Class 2-B6 and Class 2-B7 Certificates, initially approximately [9.35]% total subordination.

Credit enhancement for the Class 2-B1 Certificates will consist of the subordination of the Class 2-B2, Class 2-B3, Class 2-B4, Class 2-B5, Class 2-B6 and Class 2-B7 Certificates, initially approximately [6.55]% total subordination.

Credit enhancement for the Class 2-B2 Certificates will consist of the subordination of the Class 2-B3, Class 2-B4, Class 2-B5, Class 2-B6 and Class 2-B7 Certificates, initially approximately [4.35]% total subordination.

Credit enhancement for the Class 2-B3 Certificates will consist of the subordination of the Class 2-B4, Class 2-B5, Class 2-B6 and Class 2-B7 Certificates, initially approximately [2.75]% total subordination.

Credit enhancement for the Class 2-B4 Certificates will consist of the subordination of the Class 2-B5, Class 2-B6 and Class 2-B7 Certificates, initially approximately [2.30]% total subordination.

and

for the Class 2-A1B and Class 2-A2C Certificates only, a monoline insurance policy (“The Policy”).

The Policy:

The policy is for the benefit of the Class 2-A1B and Class 2-A2B Certificates. The policy will unconditionally and irrevocably guarantee payment of (i) the outstanding principal balance of the Class 2- A1B and Class 2-A2B Certificates on their final maturity date and (ii) accrued and unpaid interest calculated at the certificate rate due on the Class 2-A1B and Class 2-A2B Certificates, as applicable. The Class 2-A1B and Class 2-A2B certificate insurance policy will not provide credit enhancement for any class of certificates other than the Class 2-A1B and Class 2-A2B Certificates.

Shifting Interest:

Prior to the Distribution Date occurring in August 2015, the Subordinate Certificates for a loan group will be locked out from receipt of unscheduled principal from such loan group (unless the related Senior Certificates are paid down to zero or the credit enhancement percentage provided by the related Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive from the related loan group increasing portions of unscheduled principal.

The unscheduled principal payment percentages on the Subordinate Certificates for a loan group are as follows:

	Periods:	Unscheduled Principal Payments (%)
	August 2005 – July 2015	0% Pro Rata Share
	August 2015 – July 2016	30% Pro Rata Share
	August 2016 – July 2017	40% Pro Rata Share
	August 2017 – July 2018	60% Pro Rata Share
	August 2018 – July 2019	80% Pro Rata Share
	August 2019 and after	100% Pro Rata Share

However, if the credit enhancement percentage provided by the Subordinate Certificates related to a loan group has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in August 2008, the Subordinate Certificates of such loan group will be entitled to only 50% of their pro rata share of the related unscheduled principal payments or (ii) on or after the Distribution Date in August 2008, the Subordinate Certificates of a loan group will be entitled to 100% of their pro rata share of the related unscheduled principal payments.

Scheduled principal payments will be distributed pro rata to the related Senior and Subordinate

Certificates.

Any unscheduled principal not allocated to the related Subordinate Certificates will be allocated to the related Senior Certificates. In the event the current senior percentage related to the loan group (aggregate principal balance of the related Senior Certificates, divided by the aggregate principal balance of the related Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the related Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the related Mortgage Loans as of the Cut-off Date), the related Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans in the related group, regardless of any unscheduled principal payment percentages above.

Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled principal amounts and (ii) the excess, if any, of voluntary prepayments over Deferred Interest.

Allocation of Realized Losses:

Any realized losses on the Group 1 Mortgage Loans will be allocated as follows: first, to the Group 1 Subordinate Certificates in reverse order of their numerical Class designations, in each case until the related class principal balance has been reduced to zero; and second; to the Senior Certificates (other than the Class X Certificates) as follows:

1.

Any remaining realized losses on the Group 2-A1 Mortgage Loans will be allocated to the Class 2-A1A and Class 2-A1B Certificates and to the Class 2-PO1 and the Group 2-A1 component of the Class 2-POB Certificates on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that the Class 2-A1A Certificates’ pro rata allocation of realized losses will first be allocated to the Class 2-A1B, until the related class principal balance has been reduced to zero.

2.

Any remaining realized losses on the Group 2-A2 Mortgage Loans will be allocated to the Class 2-A2A, Class 2-A2B, Class 2-A2 and Class 2-A3 Certificates and the Class 2-PO2 and the Group 2-A2 component of the Class 2-POB Certificates on a pro-rata basis until the related class principal balance or component principal balance has been reduced to zero, provided however, that the Class 2-A2A Certificates’ pro rata allocation of realized losses will first be allocated to the Class 2-A2B, until the related class principal balance has been reduced to zero.

Net Mortgage Rate:	The “Net Mortgage Rate” with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate (0.375%), LPMI fee rate, if any, and the trustee fee rate.
Net WAC Cap:

The “Net WAC Cap” for the Class 2-A1A Certificates is equal to the weighted average of the Net Mortgage Rates of the Group 2-A1 Mortgage Loans.

The “Net WAC Cap” for the Class 2-A1B Certificates is equal to (i) the weighted average of the Net Mortgage Rates of the Group 2-A1 Mortgage Loans, less (ii) the insurance premium rate.

The “Net WAC Cap” for the Class 2-A2B Certificates is equal to (i) the weighted average of the Net Mortgage Rates of the Group 2-A2 Mortgage Loans, less (ii) the insurance program rate.

The “Net WAC Cap” for the Class 2-A2A, Class 2-A2 and Class 2-A3 Certificates is equal to the weighted average of the Net Mortgage Rates of the Group 2-A2 Mortgage Loans.

The “Net WAC Cap” for the Group 2 Subordinate Certificates is equal to the weighted average of the Net Mortgage Rates of the Group 2-A1 and Group 2-A2 Mortgage Loans, weighted based on the subordinated component, adjusted by the number of days in the related accrual period.

Net Maximum Rate:	The “Net Maximum Rate” with respect to each Mortgage Loan is equal to the maximum mortgage rate less the servicing fee rate (0.375%), LPMI fee rate, if any, and the trustee fee rate.
Net Maximum Rate Cap:

The “Net Maximum Rate Cap” for the Class 2-A1A and Class 2-A1B Certificates is equal to the weighted average of the Net Maximum Rates of the Group 2-A1 Mortgage Loans.

The “Net Maximum Rate Cap” for the Class 2-A2A, Class 2-A2B, Class 2-A2 and Class 2-A3 Certificates is equal to the weighted average of the Net Maximum Rates of the Group 2-A2 Mortgage Loans. The “Net Maximum Rate Cap” for the Group 2 Subordinate Certificates is equal to the weighted average of the Net Maximum Rates of the Group 2 Mortgage Loans of the Group 2-A1 and Group 2-A2 Mortgage Loans, weighted based on the subordinate component, adjusted for the related accrual period.

Carryover Shortfall Amount:

The Group 2 Certificates (other than the Class 2-PO1, Class 2-PO2, Class 2-POB Certificates) will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the related Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the related Net WAC Cap) (together, the related “Carryover Shortfall Amount”). The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to (i) the Group 2 Certificates (other than the Class 2-XA1, Class 2-XA2, Class 2-XB, Class 2-PO1, Class 2- PO2 and Class 2-POB Certificates) (after the reduction due to Net Deferred Interest allocable to the Class 2-XA1, Class 2-XA2 and Class 2-XB Certificates, respectively).

Adjusted Cap Rate:

The “Adjusted Cap Rate” for the Class 2-A1A and Class 2-A1B Certificates and for any Distribution Date equals (x) the related Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 2-A1 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Cap Rate” for the Class 2-A2A, Class 2-A2B, Class 2-A2 and Class 2-A3 Certificates and for any Distribution Date equals (x) the related Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 2-A2 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 2-A2 Mortgage Loans as of the first day of the month prior to such Distribution Date.

The “Adjusted Cap Rate” for the Group 2 Subordinate Certificates and for any Distribution Date equals (x) the related Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest related to the Group 2 Mortgage Loans for such Distribution Date and (b) 12, divided by (ii) the aggregate principal balance of the Group 2 Mortgage Loans as of the first day of the month prior to such Distribution Date, adjusted for the related accrual period

The “Adjusted Cap Rate” Class 2-XA1, Class 2-XA2 and Class 2-XB Certificates and any Distribution Date shall equal the Certificate Interest Rate for the Class 2-XA1, Class 2-XA2 and Class 2-XB Certificates, computed for this purposes by (i) reducing the weighted average Net Mortgage Rates of the related Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the related Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the related Mortgage Loans as of the first day of the month prior to such Distribution Date, and (ii) computing the weighted average of the pass-through rates of the certificates (other than the Class 2-XA1, Class 2-XA2 and Class 2-XB Certificates) by substituting “Adjusted Cap Rate” for “Net WAC Cap” in the definition of pass-through rate for each of the Group 2 Certificates.

Net Deferred Interest:

The “Net Deferred Interest” for a Distribution Date and each Mortgage Loan Group is the excess, if any, of related Deferred Interest for the related due period and group over voluntary principal prepayments for the related prepayment period and group.

For any Distribution Date, Net Deferred Interest will be allocated among the related Certificates in an amount equal to the excess, if any, for each such related class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Rate Cap for such class and Distribution Date. The amount of current interest allocable to each Class of Certificates will be reduced by the amount of related Net Deferred Interest allocable to such Class of Certificates and such related Net Deferred Interest will be added to the principal balance of such Class of Certificates (or added to the principal balance of the components of the Class PO Certificates in the case of the Class X Certificates).

Certificates Priority of Distributions:

Available funds from the Group 2 Mortgage Loans will be distributed in the following order of priority:

1)

The related Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate, provided, however, that any interest otherwise distributable with respect to the Class 2-X Certificates will be reduced to the extent necessary to pay any related Carryover Shortfall Amount below (after giving effect to any related Net Deferred Interest amount allocated to the Class 2-PO1, Class 2-PO2 and Class 2-POB Certificates);

2)

**

a)

from the Group 2-A1 Mortgage Loans to the first pro rata to the Class 2-A1A and Class 2-A1B Certificates and second pro rata to the Class 2-PO1 Certificates and the Group 2-A1 Component of the Class 2-POB Certificates, until the principal balance of such Class or component has been reduced to zero, up to the principal allocable for such classes;

b)

from the Group 2-A2 Mortgage Loans, first pro rata to the Class 2-A2A, Class 2-A2B, Class 2-A2 and Class 2-A3, second pro rata to the Class 2-PO2 Certificates and the Group 2-A2 component of the Class 2-POB Certificates, until the aggregate principal balance of such Classes or component has been reduced to zero, up to the principal allocable for such classes;

3)

To the Class 2-A1A, Class 2-A1B, Class 2-A2A, Class 2-A2B, Class 2-A2 and Class 2-A3 Certificates on a pro rata basis to pay any related Carryover Shortfall Amount, from amounts otherwise distributable with respect to the Class 2-XA1, Class 2-XA2 and Class 2-XB Certificates (after giving effect to any related Net Deferred Interest amount allocated to the Class 2-XA1, Class 2-XA2 and Class 2-XB Certificates);

4)

To the Insurer, any reimbursement amounts due for prior draws on the Policy;

5)

Class 2-B1 Certificates, accrued and unpaid interest at the Class 2-B1 Certificate Interest Rate;

6)

Class 2-B1 Certificates, principal allocable to such Class;

7)

Class 2-B2 Certificates, accrued and unpaid interest at the Class 2-B2 Certificate Interest Rate;

8)

Class 2-B2 Certificates, principal allocable to such Class;

9)

Class 2-B3 Certificates, accrued and unpaid interest at the Class 2-B3 Certificate Interest Rate;

10)

Class 2-B3 Certificates, principal allocable to such Class;

11)

Class 2-B4 Certificates, accrued and unpaid interest at the Class 2-B4 Certificate Interest Rate;

12)

Class 2-B4 Certificates, principal allocable to such Class;

13)

Class 2-B5, Class 2-B6 and Class 2-B7 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

14)

Class 2-A-R Certificate, any remaining amount.

15)

to the Group 2 Subordinate Certificates, sequentially in numerical order, to pay any related Carryover Shortfall Amount from amounts remaining and otherwise distributable with respect to  the Class 2-XA1, Class 2-XA2 and Class 2-XB Certificates (after giving effect to any Net Deferred Interest amount allocated to the Class 2-XA1, Class 2-XA2 and Class 2-XB Certificates)

*

The accrued and unpaid interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any related Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.

**

Under certain limited circumstances such as when (i) the aggregate principal balance of any of the Class A Certificates and the related principal only component have been reduced to zero or (ii) the aggregate principal balance of any of the Class 2-A1 Certificates and the related principal only component are undercollateralized, principal and/or interest from such related mortgage loan Group in case (i) or principal and interest from the other mortgage loan Group in the case (ii) will be used to make payments on the unrelated Class 2-A1 Certificates and principal only component, as described in the prospectus

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625- 6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.

GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

Yield Tables (%)

Class 2-B1 To Optional Call Date
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	12.79	9.08	6.86	4.70	3.50
MDUR (yr)	9.33	7.17	5.70	4.11	3.15
First Prin Pay	1	1	1	1	1
Last Prin Pay	220	160	122	80	56
Class 2-B1 Maturity
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	13.67	9.96	7.63	5.31	4.07
MDUR (yr)	9.67	7.58	6.11	4.51	3.57
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360
Class 2-B2 To Optional Call Date
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	12.79	9.08	6.86	4.70	3.50
MDUR (yr)	9.21	7.10	5.65	4.09	3.13
First Prin Pay	1	1	1	1	1
Last Prin Pay	220	160	122	80	56
Class 2-B2 Maturity
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	13.67	9.96	7.63	5.31	4.07
MDUR (yr)	9.53	7.50	6.05	4.48	3.55
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Yield Tables (%)

Class 2-B3 To Optional Call Date
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr) MDUR (yr) First Prin Pay Last Prin Pay	12.79 8.98 1 220	9.08 6.96 1 160	6.86 5.56 1 122	4.70 4.04 1 80	3.50 3.10 1 56
Class 2-B3 Maturity
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr) MDUR (yr) First Prin Pay Last Prin Pay	13.67 9.27 1 360	9.96 7.33 1 360	7.63 5.94 1 360	5.31 4.42 1 360	4.07 3.51 1 360

Class 2-B4 To Optional Call Date

	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	12.79	9.08	6.86	4.7	3.5
MDUR (yr)	8.84	6.87	5.49	3.99	3.06
First Prin Pay	1	1	1	1	1
Last Prin Pay	220	160	122	80	56
Class 2-B4 Maturity
	10 CPR	15 CPR	20 CPR	30 CPR	40 CPR
WAL (yr)	13.67	9.96	7.63	5.31	4.07
MDUR (yr)	9.11	7.21	5.84	4.34	3.44
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.

Such information supersedes the information in all prior collateral term sheets, if any.

Aggregate Group 2 Statistical Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$1,155,098,637	$20,400	$2,993,911
Average Scheduled Principal Balance	$382,103
Number of Mortgage Loans	3,023
Weighted Average Gross Coupon	1.932%	1.000%	7.125%
Weighted Average FICO Score	710	596	817
Weighted Average Original LTV	75.26%	5.50%	95.34%
Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	360 months	355 months	360 months
Weighted Average Seasoning	0 months	0 months	5 months
Weighted Average Gross Margin	2.881%	1.400%	4.900%
Weighted Average Minimum Interest Rate	2.881%	1.400%	4.900%
Weighted Average Maximum Interest Rate	9.953%	9.950%	13.075%
Weighted Average Months to Roll	1 months	1 months	4 months
Weighted Average Neg Am Limit	115%	110	115
Weighted Average Payment Cap	7.500%	7.500	7.500
Weighted Average Recast	60 months	60 months	60 months
Maturity Date		Feb 1 2035	Aug 1 2035
Maximum Zip Code Concentration	0.76%	94920
ARM	100.00%	Purchase	52.40%
		Cash Out Refinance	32.37%
Negam MTA	100.00%	Rate/Term Refinance	15.22%
Not Interest Only	100.00%	Single Family	55.11%
		PUD	24.41%
Prepay Penalty: 12 months	99.94%	Condominium	14.25%
Prepay Penalty: 36 months	0.06%	Two-Four Family	6.23%
First Lien	100.00%	Primary	74.55%
		Investor	17.54%
Reduced Documentation	70.09%	Second Home	7.91%
Full Documentation	13.29%
SISA	11.04%	Top 5 States:
Alternative Documentation	5.57%	California	64.63%
No Income / No Asset	0.02%	Florida	12.89%
		Nevada	5.35%
		Arizona	3.74%
		Hawaii	1.72%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 -50,000.00	10	399,260.64	0.03%	2.438	360	83.60	707
50,000.01 - 100,000.00	98	8,118,632.89	0.70%	2.436	360	73.58	713
100,000.01 - 150,000.00	240	30,481,205.04	2.64%	2.061	360	77.52	721
150,000.01 - 200,000.00	327	58,231,406.35	5.04%	2.444	360	78.22	710
200,000.01 - 250,000.00	333	74,793,711.79	6.48%	2.456	360	77.53	711
250,000.01 - 300,000.00	368	101,767,876.29	8.81%	2.482	360	77.17	706
300,000.01 - 350,000.00	330	107,491,285.03	9.31%	2.327	360	77.26	707
350,000.01 - 400,000.00	292	110,631,285.42	9.58%	1.588	360	76.30	705
400,000.01 - 450,000.00	195	82,862,498.77	7.17%	1.800	359	76.47	714
450,000.01 - 500,000.00	191	90,945,083.85	7.87%	1.752	359	75.08	712
500,000.01 - 550,000.00	132	69,543,682.29	6.02%	1.884	359	76.98	715
550,000.01 - 600,000.00	117	67,445,260.01	5.84%	1.802	359	77.26	706
600,000.01 - 650,000.00	124	78,715,460.14	6.81%	1.653	360	75.66	706
650,000.01 - 700,000.00	56	37,674,524.79	3.26%	1.188	360	73.44	715
700,000.01 - 750,000.00	28	20,333,434.56	1.76%	1.706	359	74.57	704
750,000.01 - 800,000.00	20	15,582,889.73	1.35%	1.925	359	70.81	698
800,000.01 - 850,000.00	14	11,623,310.00	1.01%	1.133	360	74.66	702
850,000.01 - 900,000.00	27	23,822,199.93	2.06%	1.250	360	70.29	721
900,000.01 - 950,000.00	14	13,026,486.09	1.13%	1.273	359	74.47	719
950,000.01 - 1,000,000.00	33	32,580,437.16	2.82%	1.405	359	70.56	699
1,000,000.01+	74	119,028,706.00	10.30%	1.994	360	68.12	719
Total	3,023	1,155,098,636.77	100.00%	1.932	360	75.26	710
Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	2,099	828,272,229.76	71.71%	1.071	360	74.56	711
1.500 - 1.999	77	23,930,689.44	2.07%	1.750	360	75.85	697
2.000 - 2.499	173	84,737,190.26	7.34%	2.023	360	75.63	710
2.500 - 2.999	39	11,155,829.30	0.97%	2.741	360	89.26	689
3.000 - 3.499	51	13,681,029.26	1.18%	3.108	360	92.25	710
3.500 - 3.999	14	2,547,492.00	0.22%	3.537	360	89.93	699
4.000 - 4.499	2	382,140.00	0.03%	4.000	360	90.00	673
4.500 - 4.999	40	19,180,545.87	1.66%	4.770	358	69.43	724
5.000 - 5.499	198	70,877,855.60	6.14%	5.278	358	74.80	708
5.500 - 5.999	228	73,946,611.71	6.40%	5.660	359	75.80	711
6.000 - 6.499	83	21,272,027.58	1.84%	6.064	359	81.40	712
6.500 - 6.999	16	4,538,823.79	0.39%	6.615	359	90.07	692
7.000 - 7.499	3	576,172.20	0.05%	7.098	359	92.42	697
Total	3,023	1,155,098,636.77	100.00%	1.932	360	75.26	710

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
575-599	1	1,512,000.00	0.13%	2.000	360	70.00	596
600-624	49	16,717,134.63	1.45%	1.884	360	75.16	619
625-649	244	90,886,023.27	7.87%	1.930	360	75.87	639
650-674	473	184,162,083.37	15.94%	1.928	360	75.78	663
675-699	576	230,135,748.26	19.92%	1.866	360	75.57	687
700-724	512	183,645,844.75	15.90%	2.120	359	75.60	711
725-749	460	174,485,558.88	15.11%	1.798	360	75.44	737
750-774	378	146,899,494.15	12.72%	1.939	359	75.37	762
775-799	273	102,576,847.90	8.88%	1.832	359	73.82	785
800+	54	23,445,751.56	2.03%	2.575	359	67.96	804
None	3	632,150.00	0.05%	1.000	360	78.78	0
Total	3,023	1,155,098,636.77	100.00%	1.932	360	75.26	710
					Weighted
	# of	Current Principal	Pct by Curr	Weighted Average Gross	Average Stated Remaining	Weighted Average	Weighted Average
Original LTV	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
0.01- 49.99	79	27,083,021.84	2.34%	2.028	359	41.84	725
50.00- 54.99	55	24,805,969.03	2.15%	2.676	359	53.06	746
55.00- 59.99	63	22,530,895.04	1.95%	1.797	359	57.80	709
60.00- 64.99	109	61,931,267.38	5.36%	1.908	359	62.26	709
65.00- 69.99	169	79,536,377.21	6.89%	1.809	360	67.40	712
70.00- 74.99	295	156,008,895.67	13.51%	1.750	360	71.94	707
75.00- 79.99	626	253,510,144.60	21.95%	1.665	360	76.93	708
80.00	1,314	450,017,997.72	38.96%	1.820	360	80.00	711
80.01- 84.99	11	2,668,244.23	0.23%	4.384	359	83.23	679
85.00- 89.99	68	19,299,055.84	1.67%	3.677	359	88.21	678
90.00- 94.99	154	37,788,394.67	3.27%	3.681	359	90.60	706
95.00- 99.99	80	19,918,373.54	1.72%	3.574	360	95.01	717
Total	3,023	1,155,098,636.77	100.00%	1.932	360	75.26	710
Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
360	3,023	1,155,098,636.77	100.00%	1.932	360	75.26	710
Total	3,023	1,155,098,636.77	100.00%	1.932	360	75.26	710

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	3,023	1,155,098,636.77	100.00%	1.932	360	75.26	710
Total	3,023	1,155,098,636.77	100.00%	1.932	360	75.26	710
				Weighted	Weighted Average
		Current	Pct by	Average	Stated	Weighted	Weighted
Debt Ratio	# of Loans	Principal Balance	Curr Prin Bal	Gross Coupon	Remaining Term	Average Orig LTV	Average FICO
0.01 -20.00	154	45,748,046.95	3.96%	2.283	359	72.44	724
20.01 -25.00	201	68,978,979.57	5.97%	1.866	360	74.10	720
25.01 -30.00	261	97,292,382.77	8.42%	2.037	360	75.39	713
30.01 -35.00	439	163,941,718.10	14.19%	2.052	359	74.93	719
35.01 -40.00	710	268,709,625.07	23.26%	1.840	360	74.99	709
40.01 -45.00	586	253,096,032.05	21.91%	1.929	360	75.62	708
45.01 -50.00	403	151,811,825.58	13.14%	1.844	360	76.52	701
50.01 -55.00	240	91,806,877.71	7.95%	1.920	360	75.69	704
55.01 -60.00	15	6,935,779.87	0.60%	1.286	360	76.74	703
None	14	6,777,369.10	0.59%	2.317	360	74.69	687
Total	3,023	1,155,098,636.77	100.00%	1.932	360	75.26	710
FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	3,023	1,155,098,636.77	100.00%	1.932	360	75.26	710
Total	3,023	1,155,098,636.77	100.00%	1.932	360	75.26	710
					Weighted
	# of	Current Principal	Pct by Curr	Weighted Average Gross	Average Stated Remaining	Weighted Average	Weighted Average
Product	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
Negam MTA	3,023	1,155,098,636.77	100.00%	1.932	360	75.26	710
Total	3,023	1,155,098,636.77	100.00%	1.932	360	75.26	710
				Weighted	Weighted Average
Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Average Gross Coupon	Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Negam MTA	3,023	1,155,098,636.77	100.00%	1.932	360	75.26	710
Total	3,023	1,155,098,636.77	100.00%	1.932	360	75.26	710

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: 12 months	3,022	1,154,462,636.77	99.94%	1.932	360	75.26	710
Prepay Penalty: 36 months	1	636,000.00	0.06%	1.750	359	80.00	724
Total	3,023	1,155,098,636.77	100.00%	1.932	360	75.26	710
				Weighted	Weighted Average
Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Average Gross Coupon	Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
First Lien	3,023	1,155,098,636.77	100.00%	1.932	360	75.26	710
Total	3,023	1,155,098,636.77	100.00%	1.932	360	75.26	710
Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alternative Documentation	225	64,287,976.40	5.57%	1.749	360	77.35	704
Full Documentation	421	153,508,738.20	13.29%	2.318	359	77.41	706
No Income / No Asset	1	242,836.58	0.02%	5.625	359	80.00	780
Reduced Documentation	2,004	809,592,002.36	70.09%	1.856	360	75.07	711
SISA	372	127,467,083.23	11.04%	2.029	360	72.84	714
Total	3,023	1,155,098,636.77	100.00%	1.932	360	75.26	710
					Weighted
	# of	Current Principal	Pct by Curr	Weighted Average Gross	Average Stated Remaining	Weighted Average	Weighted Average
Loan Purpose	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
Cash Out Refinance	937	373,930,036.44	32.37%	1.974	360	71.18	702
Purchase	1,614	605,306,383.56	52.40%	1.883	360	78.07	718
Rate/Term Refinance	472	175,862,216.77	15.22%	2.010	359	74.28	703
Total	3,023	1,155,098,636.77	100.00%	1.932	360	75.26	710

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Condominium	570	164,572,366.87	14.25%	1.823	360	78.08	716
PUD	703	282,001,640.87	24.41%	1.988	360	75.99	712
Single Family	1,568	636,526,505.92	55.11%	1.904	360	74.38	708
Two-Four Family	182	71,998,123.11	6.23%	2.203	360	73.79	711
Total	3,023	1,155,098,636.77	100.00%	1.932	360	75.26	710
		Current	Pct by	Weighted Average	Weighted Average Stated	Weighted	Weighted
Occupancy Status	# of Loans	Principal Balance	Curr Prin Bal	Gross Coupon	Remaining Term	Average Orig LTV	Average FICO
Investor	748	202,626,210.04	17.54%	2.120	360	75.71	721
Primary	1,987	861,133,155.62	74.55%	1.906	359	74.95	706
Second Home	288	91,339,271.11	7.91%	1.755	360	77.23	728
Total	3,023	1,155,098,636.77	100.00%	1.932	360	75.26	710

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alabama	13	2,307,650.00	0.20%	1.246	360	73.57	707
Arizona	163	43,195,480.72	3.74%	2.183	360	78.44	711
Arkansas	2	438,562.89	0.04%	2.701	360	85.66	675
California	1,619	746,491,899.77	64.63%	1.839	360	74.35	710
Colorado	53	12,739,135.11	1.10%	1.995	360	78.72	718
Connecticut	22	10,557,367.16	0.91%	1.640	360	74.45	689
Delaware	1	141,000.00	0.01%	1.000	360	75.81	771
Florida	510	148,843,720.13	12.89%	2.079	360	77.11	714
Georgia	19	4,122,577.27	0.36%	1.817	359	80.01	717
Hawaii	40	19,841,767.55	1.72%	1.491	359	70.53	720
Idaho	24	4,566,253.39	0.40%	2.196	359	79.80	733
Illinois	11	2,337,700.00	0.20%	1.773	360	71.97	692
Indiana	11	1,914,291.05	0.17%	1.194	360	78.60	712
Kentucky	4	655,398.70	0.06%	2.702	359	82.32	729
Louisiana	12	1,630,906.43	0.14%	2.574	360	86.50	684
Maryland	28	7,322,731.79	0.63%	2.258	359	78.59	683
Massachusetts	54	15,090,616.48	1.31%	1.880	360	76.11	702
Michigan	8	2,156,404.59	0.19%	3.971	359	75.61	678
Minnesota	3	907,996.54	0.08%	3.423	359	82.80	691
Montana	7	1,521,920.00	0.13%	1.237	360	76.32	724
Nevada	188	61,759,284.61	5.35%	2.506	359	77.59	710
New Hampshire	2	676,000.00	0.06%	1.000	359	80.00	741
New Jersey	12	3,368,309.03	0.29%	1.703	360	79.03	682
New York	7	3,290,000.00	0.28%	1.314	360	65.85	703
North Carolina	20	5,806,820.08	0.50%	1.478	359	76.69	709
Ohio	15	2,295,752.31	0.20%	2.097	360	82.10	721
Oklahoma	7	979,610.43	0.08%	2.458	360	78.92	694
Oregon	29	6,061,179.40	0.52%	1.808	360	77.38	730
Pennsylvania	17	8,566,178.15	0.74%	2.694	360	70.76	702
Rhode Island	4	1,574,550.50	0.14%	2.058	359	77.66	676
South Carolina	4	2,182,383.55	0.19%	1.644	360	75.70	685
Tennessee	5	1,047,180.00	0.09%	1.161	360	70.72	735
Texas	23	4,982,887.86	0.43%	1.875	360	81.85	732
Utah	25	6,867,031.55	0.59%	2.235	360	79.84	688
Vermont	1	144,000.00	0.01%	3.750	360	90.00	717
Virginia	13	3,884,934.00	0.34%	1.504	360	82.22	685
Washington	42	13,871,130.73	1.20%	2.385	359	74.65	703
Wisconsin	4	855,625.00	0.07%	2.114	360	82.87	691
Wyoming	1	102,400.00	0.01%	1.375	360	80.00	756
Total	3,023	1,155,098,636.77	100.00%	1.932	360	75.26	710

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	3	925,800.00	0.08%	1.112	360	71.56	660
1.500 - 1.999	19	6,329,490.96	0.55%	1.560	360	74.60	726
2.000 - 2.499	413	203,448,840.15	17.61%	1.481	359	73.25	721
2.500 - 2.999	1,321	528,310,611.66	45.74%	1.894	359	74.34	709
3.000 - 3.499	1,077	364,131,393.78	31.52%	2.055	360	76.46	707
3.500 - 3.999	115	32,263,710.82	2.79%	3.032	360	81.41	701
4.000 - 4.499	56	15,012,710.51	1.30%	3.703	360	88.18	698
4.500 - 4.999	19	4,676,078.89	0.40%	3.614	360	92.03	697
Total	3,023	1,155,098,636.77	100.00%	1.932	360	75.26	710
Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	3	925,800.00	0.08%	1.112	360	71.56	660
1.500 - 1.999	19	6,329,490.96	0.55%	1.560	360	74.60	726
2.000 - 2.499	413	203,448,840.15	17.61%	1.481	359	73.25	721
2.500 - 2.999	1,321	528,310,611.66	45.74%	1.894	359	74.34	709
3.000 - 3.499	1,077	364,131,393.78	31.52%	2.055	360	76.46	707
3.500 - 3.999	115	32,263,710.82	2.79%	3.032	360	81.41	701
4.000 - 4.499	56	15,012,710.51	1.30%	3.703	360	88.18	698
4.500 - 4.999	19	4,676,078.89	0.40%	3.614	360	92.03	697
Total	3,023	1,155,098,636.77	100.00%	1.932	360	75.26	710

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
9.500 - 9.999	3,004	1,149,938,258.33	99.55%	1.929	360	75.25	710
10.000 -10.499	13	3,623,139.57	0.31%	2.333	359	77.44	740
10.500 -10.999	1	399,046.77	0.03%	1.000	359	72.73	651
11.000 -11.499	3	498,800.00	0.04%	1.541	359	81.66	777
11.500 -11.999	1	359,142.10	0.03%	5.875	359	80.00	710
13.000 -13.499	1	280,250.00	0.02%	3.125	360	95.00	766
Total	3,023	1,155,098,636.77	100.00%	1.932	360	75.26	710
					Weighted
	# of	Current Principal	Pct by Curr	Weighted Average Gross	Average Stated Remaining	Weighted Average	Weighted Average
Neg Amort Limit	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
110	7	3,068,891.23	0.27%	1.629	360	68.13	692
115	3,016	1,152,029,745.54	99.73%	1.932	360	75.28	710
Total	3,023	1,155,098,636.77	100.00%	1.932	360	75.26	710

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.

Such information supersedes the information in all prior collateral term sheets, if any.

Aggregate Group 2-A1 Statistical Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$420,653,510	$20,400	$648,540
Average Scheduled Principal Balance	$233,956
Number of Mortgage Loans	1,798
Weighted Average Gross Coupon	2.370%	1.000%	7.125%
Weighted Average FICO Score	709	620	817
Weighted Average Original LTV	77.19%	5.50%	95.34%
Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	360 months	355 months	360 months
Weighted Average Seasoning	0 months	0 months	5 months
Weighted Average Gross Margin	3.029%	1.400%	4.900%
Weighted Average Minimum Interest Rate	3.029%	1.400%	4.900%
Weighted Average Maximum Interest Rate	9.956%	9.950%	13.075%
Weighted Average Months to Roll	1 months	1 months	4 months
Weighted Average Neg Am Limit	115%	110	115
Weighted Average Payment Cap	7.500%	7.500	7.500
Weighted Average Recast	60 months	60 months	60 months
Maturity Date		Feb 1 2035	Aug 1 2035
Maximum Zip Code Concentration	0.60%	92563
ARM	100.00%	Cash Out Refinance	33.03%
		Purchase	51.36%
Negam MTA	100.00%	Rate/Term Refinance	15.60%
Not Interest Only	100.00%	Condominium	19.69%
		PUD	23.16%
Prepay Penalty: 12 months	100.00%	Single Family	46.62%
		Two-Four Family	10.53%
First Lien	100.00%
		Investor	29.83%
Alternative Documentation	7.71%	Primary	59.04%
Full Documentation	14.72%	Second Home	11.13%
No Income / No Asset	0.06%
Reduced Documentation	63.51%	Top 5 States:
SISA	14.01%	California	45.07%
		Florida	18.64%
		Nevada	8.62%
		Arizona	6.77%
		Massachusetts	2.76%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
0.01 -50,000.00	10	399,260.64	0.09%	2.438	360	83.60	707
50,000.01 - 100,000.00	98	8,118,632.89	1.93%	2.436	360	73.58	713
100,000.01 - 150,000.00	240	30,481,205.04	7.25%	2.061	360	77.52	721
150,000.01 - 200,000.00	326	58,077,656.35	13.81%	2.448	360	78.23	710
200,000.01 - 250,000.00	329	73,876,111.79	17.56%	2.474	360	77.49	711
250,000.01 - 300,000.00	366	101,190,876.29	24.06%	2.490	360	77.16	707
300,000.01 - 350,000.00	329	107,167,285.03	25.48%	2.331	360	77.25	707
350,000.01 - 400,000.00	63	23,088,677.21	5.49%	1.910	360	74.66	701
400,000.01 - 450,000.00	11	4,682,553.58	1.11%	2.345	360	73.20	711
450,000.01 - 500,000.00	12	5,678,991.18	1.35%	2.624	359	76.28	702
500,000.01 - 550,000.00	5	2,615,444.00	0.62%	1.623	360	80.62	749
550,000.01 - 600,000.00	8	4,628,275.93	1.10%	1.917	360	77.58	675
600,000.01 - 650,000.00	1	648,540.29	0.15%	5.875	359	79.27	695
Total	1,798	420,653,510.22	100.00%	2.370	360	77.19	709
Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	1,112	261,826,592.00	62.24%	1.126	360	74.99	711
1.500 - 1.999	54	12,367,088.58	2.94%	1.750	359	75.85	707
2.000 - 2.499	126	25,990,009.29	6.18%	2.058	360	85.06	708
2.500 - 2.999	28	6,272,229.30	1.49%	2.742	360	89.89	685
3.000 - 3.499	43	10,145,229.26	2.41%	3.084	360	92.08	711
3.500 - 3.999	14	2,547,492.00	0.61%	3.537	360	89.93	699
4.000 - 4.499	2	382,140.00	0.09%	4.000	360	90.00	673
4.500 - 4.999	19	4,078,946.90	0.97%	4.677	359	76.32	732
5.000 - 5.499	116	29,686,128.34	7.06%	5.278	359	74.46	699
5.500 - 5.999	189	44,724,402.00	10.63%	5.645	359	78.73	703
6.000 - 6.499	78	18,664,200.80	4.44%	6.068	359	81.55	713
6.500 - 6.999	14	3,392,879.55	0.81%	6.612	359	90.43	697
7.000 - 7.499	3	576,172.20	0.14%	7.098	359	92.42	697
Total	1,798	420,653,510.22	100.00%	2.370	360	77.19	709

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
600-624	29	7,300,126.33	1.74%	2.516	360	79.67	622
625-649	145	35,803,316.32	8.51%	2.774	360	76.30	638
650-674	267	64,995,183.24	15.45%	2.422	360	77.12	663
675-699	338	79,666,149.39	18.94%	2.290	360	77.81	687
700-724	332	79,393,217.89	18.87%	2.434	360	77.08	710
725-749	284	63,110,962.45	15.00%	2.247	360	77.61	737
750-774	211	46,077,216.14	10.95%	2.257	360	77.91	762
775-799	157	36,246,029.74	8.62%	2.319	360	75.63	785
800+	35	8,061,308.72	1.92%	2.054	360	74.07	806
Total	1,798	420,653,510.22	100.00%	2.370	360	77.19	709
				Weighted	Weighted Average
		Current	Pct by	Average	Stated	Weighted	Weighted
Original LTV	# of Loans	Principal Balance	Curr Prin Bal	Gross Coupon	Remaining Term	Average Orig LTV	Average FICO
0.01- 49.99	60	12,383,843.75	2.94%	2.114	360	39.06	711
50.00- 54.99	38	9,361,282.82	2.23%	2.019	360	52.30	733
55.00- 59.99	38	9,623,725.39	2.29%	2.208	360	57.71	705
60.00- 64.99	40	10,137,333.12	2.41%	2.520	360	62.78	717
65.00- 69.99	83	19,981,979.31	4.75%	1.833	360	67.82	713
70.00- 74.99	125	32,691,645.31	7.77%	2.301	360	72.15	697
75.00- 79.99	349	79,286,221.84	18.85%	2.201	360	77.55	704
80.00	797	187,417,346.75	44.55%	2.076	360	80.00	713
80.01- 84.99	9	1,838,032.53	0.44%	4.388	359	83.66	675
85.00- 89.99	49	11,347,462.69	2.70%	3.742	360	88.35	680
90.00- 94.99	139	30,727,317.35	7.30%	3.927	359	90.67	704
95.00- 99.99	71	15,857,319.36	3.77%	3.693	360	95.01	717
Total	1,798	420,653,510.22	100.00%	2.370	360	77.19	709
					Weighted
				Weighted	Average
Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Average Gross Coupon	Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
360	1,798	420,653,510.22	100.00%	2.370	360	77.19	709
Total	1,798	420,653,510.22	100.00%	2.370	360	77.19	709

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	1,798	420,653,510.22	100.00%	2.370	360	77.19	709
Total	1,798	420,653,510.22	100.00%	2.370	360	77.19	709
				Weighted	Weighted Average
		Current	Pct by	Average	Stated	Weighted	Weighted
Debt Ratio	# of Loans	Principal Balance	Curr Prin Bal	Gross Coupon	Remaining Term	Average Orig LTV	Average FICO
0.01 -20.00	110	20,972,198.36	4.99%	2.521	360	73.84	721
20.01 -25.00	149	32,616,865.23	7.75%	2.088	360	75.55	714
25.01 -30.00	170	37,817,375.81	8.99%	2.276	360	77.92	712
30.01 -35.00	269	61,782,249.22	14.69%	2.603	360	77.88	714
35.01 -40.00	423	105,285,000.72	25.03%	2.188	360	76.64	704
40.01 -45.00	301	72,820,317.10	17.31%	2.627	360	78.66	706
45.01 -50.00	219	53,920,030.92	12.82%	2.266	360	77.62	704
50.01 -55.00	142	32,520,736.28	7.73%	2.474	360	76.60	711
55.01 -60.00	8	1,570,000.00	0.37%	1.264	360	75.75	710
None	7	1,348,736.58	0.32%	2.189	360	79.24	719
Total	1,798	420,653,510.22	100.00%	2.370	360	77.19	709
FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	1,798	420,653,510.22	100.00%	2.370	360	77.19	709
Total	1,798	420,653,510.22	100.00%	2.370	360	77.19	709
					Weighted
	# of	Current Principal	Pct by Curr	Weighted Average Gross	Average Stated Remaining	Weighted Average	Weighted Average
Product	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
Negam MTA	1,798	420,653,510.22	100.00%	2.370	360	77.19	709
Total	1,798	420,653,510.22	100.00%	2.370	360	77.19	709
				Weighted	Weighted Average
Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Average Gross Coupon	Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Negam MTA	1,798	420,653,510.22	100.00%	2.370	360	77.19	709
Total	1,798	420,653,510.22	100.00%	2.370	360	77.19	709

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: 12 months	1,798	420,653,510.22	100.00%	2.370	360	77.19	709
Total	1,798	420,653,510.22	100.00%	2.370	360	77.19	709
				Weighted	Weighted Average
		Current	Pct by	Average	Stated	Weighted	Weighted
Lien	# of Loans	Principal Balance	Curr Prin Bal	Gross Coupon	Remaining Term	Average Orig LTV	Average FICO
First Lien	1,798	420,653,510.22	100.00%	2.370	360	77.19	709
Total	1,798	420,653,510.22	100.00%	2.370	360	77.19	709
					Weighted
	# of	Current Principal	Pct by Curr	Weighted Average Gross	Average Stated Remaining	Weighted Average	Weighted Average
Documentation Type	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
Alternative Documentation	164	32,432,895.23	7.71%	2.058	360	77.22	713
Full Documentation	279	61,904,752.44	14.72%	2.850	360	79.19	703
No Income / No Asset	1	242,836.58	0.06%	5.625	359	80.00	780
Reduced Documentation	1,112	267,152,233.99	63.51%	2.259	360	77.35	709
SISA	242	58,920,791.98	14.01%	2.530	360	74.34	710
Total	1,798	420,653,510.22	100.00%	2.370	360	77.19	709
					Weighted
				Weighted	Average
Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Average Gross Coupon	Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	559	138,958,231.30	33.03%	2.212	360	72.51	700
Purchase	967	216,056,792.29	51.36%	2.382	360	80.56	718
Rate/Term Refinance	272	65,638,486.63	15.60%	2.668	360	76.01	697
Total	1,798	420,653,510.22	100.00%	2.370	360	77.19	709

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Condominium	414	82,836,903.43	19.69%	2.167	360	79.61	715
PUD	410	97,424,299.41	23.16%	2.607	360	78.92	714
Single Family	829	196,114,721.06	46.62%	2.330	360	75.81	705
Two-Four Family	145	44,277,586.32	10.53%	2.410	360	74.96	703
Total	1,798	420,653,510.22	100.00%	2.370	360	77.19	709
		Current	Pct by	Weighted Average	Weighted Average Stated	Weighted	Weighted
Occupancy Status	# of Loans	Principal Balance	Curr Prin Bal	Gross Coupon	Remaining Term	Average Orig LTV	Average FICO
Investor	609	125,469,607.30	29.83%	2.381	360	76.62	718
Primary	981	248,350,333.30	59.04%	2.423	360	76.90	702
Second Home	208	46,833,569.62	11.13%	2.062	360	80.26	724
Total	1,798	420,653,510.22	100.00%	2.370	360	77.19	709

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alabama	10	897,650.00	0.21%	1.377	360	78.66	726
Arizona	135	28,483,653.07	6.77%	2.468	360	78.88	714
Arkansas	2	438,562.89	0.10%	2.701	360	85.66	675
California	672	189,601,577.37	45.07%	2.337	360	74.50	706
Colorado	45	8,709,496.31	2.07%	2.178	360	79.87	724
Connecticut	12	2,830,111.16	0.67%	1.800	360	76.71	697
Delaware	1	141,000.00	0.03%	1.000	360	75.81	771
Florida	403	78,425,530.92	18.64%	2.539	360	79.55	715
Georgia	15	2,347,557.27	0.56%	2.434	360	83.27	724
Hawaii	26	8,845,293.33	2.10%	1.746	360	77.94	712
Idaho	20	3,043,853.39	0.72%	2.794	359	79.71	733
Illinois	11	2,337,700.00	0.56%	1.773	360	71.97	692
Indiana	10	1,482,291.05	0.35%	1.251	360	78.19	717
Kentucky	4	655,398.70	0.16%	2.702	359	82.32	729
Louisiana	11	1,263,906.43	0.30%	3.031	360	88.40	700
Maryland	20	3,506,151.79	0.83%	2.918	359	77.69	684
Massachusetts	47	11,624,616.48	2.76%	2.142	360	77.43	699
Michigan	6	1,139,615.19	0.27%	4.677	359	83.48	706
Minnesota	3	907,996.54	0.22%	3.423	359	82.80	691
Montana	7	1,521,920.00	0.36%	1.237	360	76.32	724
Nevada	153	36,270,530.04	8.62%	2.611	360	80.80	706
New Hampshire	1	240,000.00	0.06%	1.000	360	80.00	690
New Jersey	10	2,584,309.03	0.61%	1.688	360	78.74	690
New York	4	1,221,000.00	0.29%	1.273	360	69.37	726
North Carolina	13	1,695,820.08	0.40%	2.295	360	80.54	709
Ohio	12	1,200,152.31	0.29%	2.037	359	80.99	719
Oklahoma	6	587,550.43	0.14%	3.430	360	81.45	724
Oregon	26	4,907,579.40	1.17%	1.998	360	76.76	722
Pennsylvania	13	2,837,393.99	0.67%	2.718	359	80.28	708
Rhode Island	2	508,000.00	0.12%	1.000	360	74.90	645
South Carolina	3	717,383.55	0.17%	2.958	360	91.15	699
Tennessee	4	607,180.00	0.14%	1.277	360	66.52	765
Texas	20	3,014,887.86	0.72%	2.396	360	83.06	727
Utah	21	4,627,864.13	1.10%	2.128	360	81.44	687
Vermont	1	144,000.00	0.03%	3.750	360	90.00	717
Virginia	10	2,522,734.00	0.60%	1.388	360	82.35	701
Washington	34	7,805,218.51	1.86%	2.315	360	76.15	716
Wisconsin	4	855,625.00	0.20%	2.114	360	82.87	691
Wyoming	1	102,400.00	0.02%	1.375	360	80.00	756
Total	1,798	420,653,510.22	100.00%	2.370	360	77.19	709

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	2	275,800.00	0.07%	1.375	360	70.00	623
1.500 - 1.999	15	3,466,230.96	0.82%	2.022	360	75.07	731
2.000 - 2.499	151	37,474,605.96	8.91%	1.690	359	74.56	727
2.500 - 2.999	696	167,590,750.10	39.84%	2.343	360	75.01	703
3.000 - 3.499	774	174,381,478.86	41.45%	2.323	360	78.32	711
3.500 - 3.999	96	22,482,499.18	5.34%	3.301	360	81.64	701
4.000 - 4.499	48	11,539,166.27	2.74%	3.601	360	88.43	707
4.500 - 4.999	16	3,442,978.89	0.82%	3.727	360	90.97	693
Total	1,798	420,653,510.22	100.00%	2.370	360	77.19	709
Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	2	275,800.00	0.07%	1.375	360	70.00	623
1.500 - 1.999	15	3,466,230.96	0.82%	2.022	360	75.07	731
2.000 - 2.499	151	37,474,605.96	8.91%	1.690	359	74.56	727
2.500 - 2.999	696	167,590,750.10	39.84%	2.343	360	75.01	703
3.000 - 3.499	774	174,381,478.86	41.45%	2.323	360	78.32	711
3.500 - 3.999	96	22,482,499.18	5.34%	3.301	360	81.64	701
4.000 - 4.499	48	11,539,166.27	2.74%	3.601	360	88.43	707
4.500 - 4.999	16	3,442,978.89	0.82%	3.727	360	90.97	693
Total	1,798	420,653,510.22	100.00%	2.370	360	77.19	709
Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
9.500 - 9.999	1,783	417,857,981.65	99.34%	2.364	360	77.16	709
10.000 -10.499	11	2,073,336.47	0.49%	2.850	359	79.65	746
11.000 -11.499	2	82,800.00	0.02%	2.375	360	90.00	710
11.500 -11.999	1	359,142.10	0.09%	5.875	359	80.00	710
13.000 -13.499	1	280,250.00	0.07%	3.125	360	95.00	766
Total	1,798	420,653,510.22	100.00%	2.370	360	77.19	709
Neg Amort Limit	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
110	5	1,498,891.23	0.36%	2.196	360	73.20	714
115	1,793	419,154,618.99	99.64%	2.371	360	77.20	709
Total	1,798	420,653,510.22	100.00%	2.370	360	77.19	709

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.

Such information supersedes the information in all prior collateral term sheets, if any.

Aggregate Group 2-A2 Statistical Mortgage Loan Statistics

As of the Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$734,445,127	$153,750	$2,993,911
Average Scheduled Principal Balance	$599,547
Number of Mortgage Loans	1,225
Weighted Average Gross Coupon	1.680%	1.000%	6.625%
Weighted Average FICO Score	711	596	817
Weighted Average Original LTV	74.16%	36.49%	95.00%
Weighted Average Original Term	360 months	360 months	360 months
Weighted Average Stated Remaining Term	359 months	356 months	360 months
Weighted Average Seasoning	1 months	0 months	4 months
Weighted Average Gross Margin	2.797%	1.400%	4.775%
Weighted Average Minimum Interest Rate	2.797%	1.400%	4.775%
Weighted Average Maximum Interest Rate	9.952%	9.950%	11.325%
Weighted Average Months to Roll	1 months	1 months	3 months
Weighted Average Neg Am Limit	115%	110	115
Weighted Average Payment Cap	7.500%	7.500	7.500
Weighted Average Recast	60 months	60 months	60 months
Maturity Date		Mar 1 2035	Aug 1 2035
Maximum Zip Code Concentration	1.19%	94920
ARM	100.00%	Purchase	53.00%
		Cash Out Refinance	31.99%
Negam MTA	100.00%	Rate/Term Refinance	15.01%
Not Interest Only	100.00%	Single Family	59.97%
		PUD	25.13%
Prepay Penalty: 12 months	99.91%	Condominium	11.13%
Prepay Penalty: 36 months	0.09%	Two-Four Family	3.77%
First Lien	100.00%	Primary	83.43%
		Investor	10.51%
Reduced Documentation	73.86%	Second Home	6.06%
Full Documentation	12.47%
SISA	9.33%	Top 5 States:
Alternative Documentation	4.34%	California	75.82%
		Florida	9.59%
		Nevada	3.47%
		Arizona	2.00%
		Hawaii	1.50%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
150,000.01 - 200,000.00	1	153,750.00	0.02%	1.000	360	75.00	0
200,000.01 - 250,000.00	4	917,600.00	0.12%	1.000	360	80.00	692
250,000.01 - 300,000.00	2	577,000.00	0.08%	1.188	360	79.59	614
300,000.01 - 350,000.00	1	324,000.00	0.04%	1.000	360	79.80	618
350,000.01 - 400,000.00	229	87,542,608.21	11.92%	1.503	360	76.73	706
400,000.01 - 450,000.00	184	78,179,945.19	10.64%	1.768	359	76.67	714
450,000.01 - 500,000.00	179	85,266,092.67	11.61%	1.694	359	75.00	712
500,000.01 - 550,000.00	127	66,928,238.29	9.11%	1.894	359	76.84	714
550,000.01 - 600,000.00	109	62,816,984.08	8.55%	1.793	359	77.24	708
600,000.01 - 650,000.00	123	78,066,919.85	10.63%	1.618	360	75.63	706
650,000.01 - 700,000.00	56	37,674,524.79	5.13%	1.188	360	73.44	715
700,000.01 - 750,000.00	28	20,333,434.56	2.77%	1.706	359	74.57	704
750,000.01 - 800,000.00	20	15,582,889.73	2.12%	1.925	359	70.81	698
800,000.01 - 850,000.00	14	11,623,310.00	1.58%	1.133	360	74.66	702
850,000.01 - 900,000.00	27	23,822,199.93	3.24%	1.250	360	70.29	721
900,000.01 - 950,000.00	14	13,026,486.09	1.77%	1.273	359	74.47	719
950,000.01 - 1,000,000.00	33	32,580,437.16	4.44%	1.405	359	70.56	699
1,000,000.01+	74	119,028,706.00	16.21%	1.994	360	68.12	719
Total	1,225	734,445,126.55	100.00%	1.680	359	74.16	711
					Weighted
	# of	Current Principal	Pct by Curr	Weighted Average Gross	Average Stated Remaining	Weighted Average	Weighted Average
Current Gross Rate	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
1.000 - 1.499	987	566,445,637.76	77.13%	1.045	360	74.37	711
1.500 - 1.999	23	11,563,600.86	1.57%	1.750	360	75.85	686
2.000 - 2.499	47	58,747,180.97	8.00%	2.007	360	71.46	712
2.500 - 2.999	11	4,883,600.00	0.66%	2.739	360	88.44	693
3.000 - 3.499	8	3,535,800.00	0.48%	3.177	360	92.73	705
4.500 - 4.999	21	15,101,598.97	2.06%	4.795	358	67.57	722
5.000 - 5.499	82	41,191,727.26	5.61%	5.277	358	75.04	715
5.500 - 5.999	39	29,222,209.71	3.98%	5.684	359	71.33	724
6.000 - 6.499	5	2,607,826.78	0.36%	6.034	358	80.31	703
6.500 - 6.999	2	1,145,944.24	0.16%	6.625	359	88.99	677
Total	1,225	734,445,126.55	100.00%	1.680	359	74.16	711

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
575-599	1	1,512,000.00	0.21%	2.000	360	70.00	596
600-624	20	9,417,008.30	1.28%	1.394	360	71.66	616
625-649	99	55,082,706.95	7.50%	1.382	360	75.59	639
650-674	206	119,166,900.13	16.23%	1.659	359	75.05	664
675-699	238	150,469,598.87	20.49%	1.641	360	74.38	687
700-724	180	104,252,626.86	14.19%	1.881	359	74.47	711
725-749	176	111,374,596.43	15.16%	1.544	360	74.21	737
750-774	167	100,822,278.01	13.73%	1.793	359	74.22	762
775-799	116	66,330,818.16	9.03%	1.566	359	72.83	785
800+	19	15,384,442.84	2.09%	2.849	359	64.77	804
None	3	632,150.00	0.09%	1.000	360	78.78	0
Total	1,225	734,445,126.55	100.00%	1.680	359	74.16	711
					Weighted
	# of	Current Principal	Pct by Curr	Weighted Average Gross	Average Stated Remaining	Weighted Average	Weighted Average
Original LTV	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
0.01- 49.99	19	14,699,178.09	2.00%	1.955	359	44.19	737
50.00- 54.99	17	15,444,686.21	2.10%	3.074	359	53.52	754
55.00- 59.99	25	12,907,169.65	1.76%	1.491	359	57.86	712
60.00- 64.99	69	51,793,934.26	7.05%	1.788	359	62.16	708
65.00- 69.99	86	59,554,397.90	8.11%	1.801	360	67.26	712
70.00- 74.99	170	123,317,250.36	16.79%	1.604	360	71.89	709
75.00- 79.99	277	174,223,922.76	23.72%	1.421	360	76.65	710
80.00	517	262,600,650.97	35.75%	1.638	359	80.00	710
80.01- 84.99	2	830,211.70	0.11%	4.374	358	82.29	686
85.00- 89.99	19	7,951,593.15	1.08%	3.584	359	88.01	674
90.00- 94.99	15	7,061,077.32	0.96%	2.610	360	90.27	716
95.00- 99.99	9	4,061,054.18	0.55%	3.109	360	95.00	714
Total	1,225	734,445,126.55	100.00%	1.680	359	74.16	711
Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
360	1,225	734,445,126.55	100.00%	1.680	359	74.16	711
Total	1,225	734,445,126.55	100.00%	1.680	359	74.16	711

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
301-360	1,225	734,445,126.55	100.00%	1.680	359	74.16	711
Total	1,225	734,445,126.55	100.00%	1.680	359	74.16	711
				Weighted	Weighted Average
		Current	Pct by	Average	Stated	Weighted	Weighted
Debt Ratio	# of Loans	Principal Balance	Curr Prin Bal	Gross Coupon	Remaining Term	Average Orig LTV	Average FICO
0.01 -20.00	44	24,775,848.59	3.37%	2.082	359	71.25	726
20.01 -25.00	52	36,362,114.34	4.95%	1.668	360	72.81	724
25.01 -30.00	91	59,475,006.96	8.10%	1.885	359	73.78	714
30.01 -35.00	170	102,159,468.88	13.91%	1.718	359	73.15	722
35.01 -40.00	287	163,424,624.35	22.25%	1.616	359	73.93	712
40.01 -45.00	285	180,275,714.95	24.55%	1.647	360	74.39	709
45.01 -50.00	184	97,891,794.66	13.33%	1.611	359	75.91	700
50.01 -55.00	98	59,286,141.43	8.07%	1.617	360	75.19	700
55.01 -60.00	7	5,365,779.87	0.73%	1.293	360	77.03	700
None	7	5,428,632.52	0.74%	2.349	360	73.56	679
Total	1,225	734,445,126.55	100.00%	1.680	359	74.16	711
FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
ARM	1,225	734,445,126.55	100.00%	1.680	359	74.16	711
Total	1,225	734,445,126.55	100.00%	1.680	359	74.16	711
					Weighted
	# of	Current Principal	Pct by Curr	Weighted Average Gross	Average Stated Remaining	Weighted Average	Weighted Average
Product	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
Negam MTA	1,225	734,445,126.55	100.00%	1.680	359	74.16	711
Total	1,225	734,445,126.55	100.00%	1.680	359	74.16	711
				Weighted	Weighted Average
Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Average Gross Coupon	Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Negam MTA	1,225	734,445,126.55	100.00%	1.680	359	74.16	711
Total	1,225	734,445,126.55	100.00%	1.680	359	74.16	711

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Prepay Penalty: 12 months	1,224	733,809,126.55	99.91%	1.680	359	74.16	711
Prepay Penalty: 36 months	1	636,000.00	0.09%	1.750	359	80.00	724
Total	1,225	734,445,126.55	100.00%	1.680	359	74.16	711
				Weighted	Weighted Average
Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Average Gross Coupon	Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
First Lien	1,225	734,445,126.55	100.00%	1.680	359	74.16	711
Total	1,225	734,445,126.55	100.00%	1.680	359	74.16	711
Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Alternative Documentation	61	31,855,081.17	4.34%	1.434	359	77.49	695
Full Documentation	142	91,603,985.76	12.47%	1.959	359	76.20	708
Reduced Documentation	892	542,439,768.37	73.86%	1.658	359	73.95	712
SISA	130	68,546,291.25	9.33%	1.598	359	71.56	718
Total	1,225	734,445,126.55	100.00%	1.680	359	74.16	711
					Weighted
				Weighted	Average
Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Average Gross Coupon	Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Cash Out Refinance	378	234,971,805.14	31.99%	1.833	359	70.39	703
Purchase	647	389,249,591.27	53.00%	1.606	359	76.69	717
Rate/Term Refinance	200	110,223,730.14	15.01%	1.617	359	73.25	707
Total	1,225	734,445,126.55	100.00%	1.680	359	74.16	711
					Weighted
	# of	Current Principal	Pct by Curr	Weighted Average Gross	Average Stated Remaining	Weighted Average	Weighted Average
Property Type	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
Condominium	156	81,735,463.44	11.13%	1.474	359	76.53	717
PUD	293	184,577,341.46	25.13%	1.661	359	74.44	711
Single Family	739	440,411,784.86	59.97%	1.715	359	73.75	709
Two-Four Family	37	27,720,536.79	3.77%	1.870	360	71.92	724
Total	1,225	734,445,126.55	100.00%	1.680	359	74.16	711

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
Investor	139	77,156,602.74	10.51%	1.695	360	74.23	726
Primary	1,006	612,782,822.32	83.43%	1.697	359	74.16	708
Second Home	80	44,505,701.49	6.06%	1.433	359	74.05	733
Total	1,225	734,445,126.55	100.00%	1.680	359	74.16	711
					Weighted
	# of	Current Principal	Pct by Curr	Weighted Average Gross	Average Stated Remaining	Weighted Average	Weighted Average
State	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
Alabama	3	1,410,000.00	0.19%	1.162	360	70.32	695
Arizona	28	14,711,827.65	2.00%	1.630	360	77.57	704
California	947	556,890,322.40	75.82%	1.670	359	74.29	712
Colorado	8	4,029,638.80	0.55%	1.601	359	76.23	704
Connecticut	10	7,727,256.00	1.05%	1.581	360	73.63	687
Florida	107	70,418,189.21	9.59%	1.567	360	74.39	714
Georgia	4	1,775,020.00	0.24%	1.000	359	75.71	707
Hawaii	14	10,996,474.22	1.50%	1.286	359	64.57	726
Idaho	4	1,522,400.00	0.21%	1.000	359	80.00	732
Indiana	1	432,000.00	0.06%	1.000	360	80.00	694
Louisiana	1	367,000.00	0.05%	1.000	359	79.96	630
Maryland	8	3,816,580.00	0.52%	1.652	359	79.41	682
Massachusetts	7	3,466,000.00	0.47%	1.000	360	71.70	713
Michigan	2	1,016,789.40	0.14%	3.181	359	66.79	648
Nevada	35	25,488,754.57	3.47%	2.356	359	73.03	714
New Hampshire	1	436,000.00	0.06%	1.000	359	80.00	769
New Jersey	2	784,000.00	0.11%	1.750	360	80.00	657
New York	3	2,069,000.00	0.28%	1.338	360	63.76	690
North Carolina	7	4,111,000.00	0.56%	1.140	359	75.10	709
Ohio	3	1,095,600.00	0.15%	2.162	360	83.32	723
Oklahoma	1	392,060.00	0.05%	1.000	360	75.11	650
Oregon	3	1,153,600.00	0.16%	1.000	360	80.00	766
Pennsylvania	4	5,728,784.16	0.78%	2.682	360	66.04	700
Rhode Island	2	1,066,550.50	0.15%	2.562	359	78.97	691
South Carolina	1	1,465,000.00	0.20%	1.000	360	68.14	678
Tennessee	1	440,000.00	0.06%	1.000	360	76.52	693
Texas	3	1,968,000.00	0.27%	1.078	360	80.00	740
Utah	4	2,239,167.42	0.30%	2.456	359	76.54	690
Virginia	3	1,362,200.00	0.19%	1.718	360	81.99	657
Washington	8	6,065,912.22	0.83%	2.474	359	72.72	687
Total	1,225	734,445,126.55	100.00%	1.680	359	74.16	711

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	1	650,000.00	0.09%	1.000	360	72.22	676
1.500 - 1.999	4	2,863,260.00	0.39%	1.000	360	74.04	721
2.000 - 2.499	262	165,974,234.19	22.60%	1.434	359	72.95	720
2.500 - 2.999	625	360,719,861.56	49.11%	1.685	359	74.03	712
3.000 - 3.499	303	189,749,914.92	25.84%	1.809	360	74.75	702
3.500 - 3.999	19	9,781,211.64	1.33%	2.415	359	80.88	700
4.000 - 4.499	8	3,473,544.24	0.47%	4.043	360	87.36	670
4.500 - 4.999	3	1,233,100.00	0.17%	3.298	360	95.00	707
Total	1,225	734,445,126.55	100.00%	1.680	359	74.16	711
Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
1.000 - 1.499	1	650,000.00	0.09%	1.000	360	72.22	676
1.500 - 1.999	4	2,863,260.00	0.39%	1.000	360	74.04	721
2.000 - 2.499	262	165,974,234.19	22.60%	1.434	359	72.95	720
2.500 - 2.999	625	360,719,861.56	49.11%	1.685	359	74.03	712
3.000 - 3.499	303	189,749,914.92	25.84%	1.809	360	74.75	702
3.500 - 3.999	19	9,781,211.64	1.33%	2.415	359	80.88	700
4.000 - 4.499	8	3,473,544.24	0.47%	4.043	360	87.36	670
4.500 - 4.999	3	1,233,100.00	0.17%	3.298	360	95.00	707
Total	1,225	734,445,126.55	100.00%	1.680	359	74.16	711
Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Orig LTV	Weighted Average FICO
9.500 - 9.999	1,221	732,080,276.68	99.68%	1.681	359	74.16	711
10.000 -10.499	2	1,549,803.10	0.21%	1.641	359	74.47	732
10.500 -10.999	1	399,046.77	0.05%	1.000	359	72.73	651
11.000 -11.499	1	416,000.00	0.06%	1.375	359	80.00	790
Total	1,225	734,445,126.55	100.00%	1.680	359	74.16	711
					Weighted
	# of	Current Principal	Pct by Curr	Weighted Average Gross	Average Stated Remaining	Weighted Average	Weighted Average
Neg Amort Limit	Loans	Balance	Prin Bal	Coupon	Term	Orig LTV	FICO
110	2	1,570,000.00	0.21%	1.088	360	63.30	672
115	1,223	732,875,126.55	99.79%	1.682	359	74.18	711
Total	1,225	734,445,126.55	100.00%	1.680	359	74.16	711